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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2002

New Plan Excel Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)
1120 Avenue of the Americas, 12th Floor New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant's telephone number, including area code:
 (212) 869-3000

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        Included herein beginning on page A-1 is a copy of certain Supplemental Disclosure of the Registrant for the quarter ended September 30, 2002. Included herein beginning on page B-1 is a copy of certain information concerning the Registrant's proposed acquisition of 58 shopping centers.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.
Date: November 12, 2002	By:	/s/ STEVEN F. SIEGEL
Steven F. Siegel Executive Vice President, General Counsel and Secretary

[New Plan Excel Realty Trust, Inc. Logo]

New Plan Excel Realty Trust, Inc.

SUPPLEMENTAL DISCLOSURE
Quarter Ended September 30, 2002

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, transactions or achievements of the Company to differ materially from historical results or from any results, transactions or achievements expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the ability of tenants to pay rent and the effect of bankruptcy laws; the competitive environment in which the Company operates; financing risks, including possible future downgrades in the Company's credit rating; property management risks; acquisition, disposition, development and joint venture risks, including risks that proposed acquisitions are not consummated, developments and redevelopments are not completed on time or on budget and strategies and actions that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 which discuss these and other factors that could adversely affect the Company's results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Table of Contents

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter-Ended September 30, 2002

Company Overview/Third Quarter Review

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 349 properties and total assets of approximately $3.3 billion. Its properties are strategically located across 32 states and include 297 community and neighborhood shopping centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 41.4 million square feet of gross leasable area, and 52 related retail real estate assets, with approximately 4.5 million square feet of gross leasable area.

Third Quarter Review

Financial Review

•
On July 15, 2002, the Company redeemed all outstanding shares of its 8 1/2 percent Series A Cumulative Convertible Preferred Stock. Each outstanding share of Series A stock was redeemed for 1.24384 shares of common stock, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

  Activity Review

•
During the third quarter, the Company sold seven properties for an aggregate of approximately $17.4 million. Properties sold during the quarter include Fairfield Center, a 74,095 square foot shopping center located in Fairfield, Ohio; Belpre Plaza, a 88,426 square foot shopping center located in Belpre, Ohio; Market Central, a 34,000 square foot shopping center located in Dalton, Georgia; Coachella Plaza, a 11,184 square foot shopping center located in Coachella, California; Granville Corners, a 138,352 square foot shopping center located in Oxford, North Carolina; a 9,914 square foot single tenant building located in Dearborne Heights, Michigan; and a 1,500 square foot single tenant building located in Houston, Texas. In total, 13 properties, one outparcel and one land parcel were sold during the first nine months of 2002 for an aggregate of approximately $34.3 million.

Portfolio Review

•
At the end of the third quarter, the gross leasable area (GLA) for the Company's community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 90 percent leased and the GLA for the Company's factory outlet centers was approximately 86 percent leased. The GLA for the Company's overall portfolio, excluding properties under redevelopment, was approximately 90 percent leased at September 30, 2002 and when including properties under redevelopment, the GLA for the overall portfolio was approximately 89 percent leased. The average annual base rent (ABR) per leased square foot at September 30, 2002 for the Company's overall portfolio was $8.01. During the quarter, 193 new leases, aggregating approximately 749,000 square feet, were signed at an average ABR of $9.99 per square foot. Also during the quarter, 189 renewal leases, aggregating approximately 655,000 square feet, were signed at an average ABR of $10.25 per square foot, an increase of approximately 5.0 percent over the expiring leases. In total, 397 new leases, aggregating approximately 1.6 million square feet, were signed during the first nine months of 2002 at an average ABR of $10.19 per square foot and 532 renewal leases, aggregating approximately 2.1 million square feet, were signed at an average ABR of $9.24 per square foot, an increase of approximately 6.2 percent over the expiring leases.

Joint Venture Projects/Notes Receivable

•
On July 31, 2002, the Company acquired Superior Marketplace from The Ellman Companies for approximately $13.6 million in cash and the satisfaction of $38.0 million of notes receivable and accrued interest. Included in the acquisition was $10 million of municipal bonds, as well as certain other tax incentive financing. Superior Marketplace is an existing 114,615 square foot grocery-anchored community shopping center located in Superior, Colorado, northwest of Denver. The shopping center is in the later stages of development and is expected to total 295,602 square feet when complete. Tenants include Costco (non-owned), Michaels, Office Max, PetsMart, SuperTarget (non-owned) and T.J. Maxx.

•
On July 31, 2002, The Ellman Companies repaid to the Company in full approximately $8.1 million of outstanding notes receivable and accrued interest on Atrium on the Bay.

•
During the first nine months of 2002, the Company generated approximately $52.1 million of capital from negotiations with joint venture partners and the repayment of unscheduled debt. In addition, approximately $13.8 million of land parcels were sold during the first nine months of the year at properties where the Company holds either a note receivable or joint venture interest.

Subsequent Events

•
Early in the fourth quarter, the Company provided an update on Clearwater Mall in Clearwater, Florida. The property is currently being redeveloped through a joint venture with The Sembler Company as a large, open-air community shopping center, encompassing approximately 740,000 square feet of retail space. On October 11, 2002, New Plan sold individual land parcels accounting for approximately 450,000 square feet of anchor space to Costco, Lowe's and Target. The Company then contributed the remaining mall property to the joint venture. Also on October 11, 2002, the joint venture closed an approximately $36 million construction loan with Wells Fargo. New Plan received approximately $28 million from the land sales and loan transaction and does not anticipate that it will be required to make any additional capital contributions to complete the project.

Shareholder Information

Corporate Headquarters
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY 10036
Phone: 212-869-3000
Fax: 212-869-3989
www.newplanexcel.com

Exchange Listing
New York Stock Exchange
Common stock: NXL
Series B preferred stock: NXLprB

Senior Unsecured Debt Ratings
Standard & Poor's: BBB
Moody's: Baa2

Quarterly Results

The Company expects to announce quarterly results as follows:

Fourth quarter and Year-end 2002: March 6, 2003
First quarter 2003: May 8, 2003
Second quarter 2003: August 7, 2003
Third quarter 2003: October 30, 2003

Transfer Agent and Registrar
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 800-730-6001
www.equiserve.com

Corporate Communications Department
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President—Corporate Communications
Phone: 212-869-3000
Fax: 212-869-3989
E-mail: corporatecommunications@newplanexcel.com
slipschitz@newplanexcel.com

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Balance Sheets

(Unaudited, in thousands)

	As Of
	09/30/02	06/30/02	03/31/02	12/31/01
Assets:
Land	$731,480	$712,391	$711,673	$487,280
Buildings and improvements	2,599,462	2,598,266	2,591,388	2,142,636
Less: accumulated depreciation and amortization	(310,113)	(294,846)	(281,573)	(265,937)

Net real estate	3,020,829	3,015,811	3,021,488	2,363,979
Real estate held for sale	44,743	41,019	58,873	70,659
Cash and cash equivalents	6,384	16,220	4,978	7,163
Restricted cash(1)	13,126	13,399	12,860	—
Marketable securities	2,098	2,206	2,080	1,887
Receivables
Trade, net of allowance for doubtful accounts of (September 30, 2002—$14,874, June 30, 2002—$16,076, March 31, 2002—$14,995, December 31, 2001—$15,633)	46,408	49,084	44,597	43,555
Other	18,965	10,497	10,331	8,736
Mortgages and notes receivable	2,939	40,014	44,496	45,360
Prepaid expenses and deferred charges	24,480	23,980	16,910	15,964
Investments in/advances to unconsolidated ventures(2)	53,518	54,244	50,118	41,876
Other assets(3)	21,663	20,394	24,033	23,687

TOTAL ASSETS	$3,255,153	$3,286,868	$3,290,764	$2,622,866

Liabilities:
Mortgages payable, including unamortized premium of (September 30, 2002—$5,059, June 30, 2002—$5,336, March 31, 2002—$5,653, December 31, 2001—$6,063)	$504,743	$508,633	$523,037	$241,436
Notes payable, net of unamortized discount of (September 30, 2002—$2,325, June 30, 2002—$2,428, March 31, 2002—$1,664, December 31, 2001—$1,752)	783,873	781,854	613,336	613,248
Credit facilities	185,000	205,000	365,000	95,000
Capital leases	28,961	29,033	29,102	29,170
Other liabilities(4)	152,786	147,889	136,259	122,674
Tenant security deposits	8,213	8,041	7,751	5,833

TOTAL LIABILITIES	1,663,576	1,680,450	1,674,485	1,107,361
Minority interest in consolidated partnership	13,966	14,203	20,167	22,267

Stockholders' equity:
Preferred stock	8	23	23	23
Common stock	968	950	944	873
Additional paid-in capital	1,825,654	1,833,128	1,821,908	1,697,570
Accumulated other comprehensive loss	(979)	(1,887)	(842)	(1,965)
Less: accumulated distributions in excess of net income	(248,040)	(239,999)	(225,921)	(203,263)

TOTAL STOCKHOLDERS' EQUITY	1,577,611	1,592,215	1,596,112	1,493,238

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,255,153	$3,286,868	$3,290,764	$2,622,866

(1)
Consists primarily of cash held in escrow accounts as required by the REMIC mortgage payable deed of trust agreement and other loan agreements.

(2)
Represents direct equity investments in Benbrooke Ventures, CA New Plan Venture Fund, The Centre at Preston Ridge and Vail Ranch II and outstanding notes receivable related to a joint venture project.

(3)
Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(4)
Other liabilities include: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Income Statements

(Unaudited, in thousands, except per share amounts)

	Three Months Ended
							Twelve Months Ended 12/31/01
	09/30/02	06/30/02	03/31/02	09/30/01	06/30/01	03/31/01
Rental Revenues:
Rental income	$87,720	$85,684	$73,805	$65,786	$64,978	$64,311	$263,235
Percentage rents	1,597	1,726	2,889	1,656	1,161	2,619	6,952
Expense reimbursements	19,822	21,679	16,052	14,320	14,531	13,732	59,475

TOTAL RENTAL REVENUES	109,139	109,089	92,746	81,762	80,670	80,662	329,662

Rental Operating Expenses:
Operating costs	19,452	18,920	15,054	13,244	12,929	12,255	54,963
Real estate and other taxes	12,817	12,322	9,845	8,631	8,459	8,571	34,918
Provision for doubtful accounts	2,265	2,018	2,810	1,062	1,646	1,983	6,330

TOTAL RENTAL OPERATING EXPENSES	34,534	33,260	27,709	22,937	23,034	22,809	96,211

NET OPERATING INCOME	74,605	75,829	65,037	58,825	57,636	57,853	233,451

Other Income:
Interest, dividend and other income	3,042	2,701	3,049	3,181	3,678	3,793	13,990
Equity participation in ERT	—	—	—	—	(2,855)	(1,458)	(4,313)
Equity in income of unconsolidated ventures	1,177	838	1,718	44	—	—	985
Foreign currency (loss) gain	(397)	403	(19)	(369)	349	(479)	(560)

TOTAL OTHER INCOME	3,822	3,942	4,748	2,856	1,172	1,856	10,102

Other Expenses:
Interest expense	24,617	24,046	19,708	20,141	19,727	20,907	78,533
Depreciation and amortization	17,713	18,442	15,988	14,332	13,871	13,253	56,129
Severance costs	—	—	—	—	—	—	896
General and administrative	4,197	5,439	3,693	2,100	2,543	2,187	10,317

TOTAL OTHER EXPENSES	46,527	47,927	39,389	36,573	36,141	36,347	145,875

Income before real estate sales, impairment of real estate and minority interest	31,900	31,844	30,396	25,108	22,667	23,362	97,678
Gain (loss) on sale of real estate	—	52	319	700	8	(25)	1,610
Impairment of real estate	—	(217)	(1,533)	(8,774)	(1,135)	(2,239)	(13,107)
Minority interest in income of consolidated partnership	(74)	(104)	(240)	(215)	(208)	(218)	(848)

INCOME FROM CONTINUING OPERATIONS	31,826	31,575	28,942	16,819	21,332	20,880	85,333

Discontinued Operations:
Results of discontinued operations	1,207	1,389	1,075	4,742	6,449	6,323	18,329
(Loss) gain on sale of discontinued operations	(284)	1,755	(133)	1,500	—	—	1,500
Impairment of real estate held for sale	(2,958)	(3,958)	(7,896)	—	—	—	—

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(2,035)	(814)	(6,954)	6,242	6,449	6,323	19,829

NET INCOME	$29,791	$30,761	$21,988	$23,061	$27,781	$27,203	$105,162

Preferred dividends	(4,859)	(5,646)	(5,659)	(5,660)	(5,660)	(5,659)	(22,639)
Discount on redemption of preferred stock	6,997	—	—	—	—	—	—

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS—BASIC	31,929	25,115	16,329	17,401	22,121	21,544	82,523
Minority interest in income of consolidated partnership	74	104	240	215	208	218	848

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS—DILUTED	$32,003	$25,219	$16,569	$17,616	$22,329	$21,762	$83,371

NET INCOME PER COMMON SHARE—BASIC	$0.33	$0.27	$0.18	$0.20	$0.25	$0.25	$0.95
NET INCOME PER COMMON SHARE—DILUTED	0.33	0.26	0.18	0.20	0.25	0.25	0.94
Weighted average common shares outstanding—basic	96,617	94,701	92,191	87,210	87,206	87,208	87,241
ERP partnership units	798	894	1,116	1,235	1,235	1,235	1,231
Options	519	621	575	355	313	169	327

Weighted average common shares outstanding—diluted	97,934	96,216	93,882	88,800	88,754	88,612	88,799

On July 1, 2001, the Company acquired the 5 percent economic interest in ERT Development Corporation (ERT) not previously owned by the Company. As a result, activities of ERT and the Company have been consolidated for GAAP purposes.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Funds from Operations/Funds Available for Distribution/Earnings Before Gains and Losses on Real Estate/Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended
							Twelve Months Ended 12/31/01
	09/30/02	06/30/02	03/31/02	09/30/01	06/30/01	03/31/01
Funds from Operations:
Net income	$29,791	$30,761	$21,988	$23,061	$27,781	$27,203	$105,162
Add:
Depreciation and amortization
Continuing operations real estate assets(1)	18,040	18,783	16,296	14,382	15,309	14,735	60,308
Discontinued operations real estate assets	79	118	395	3,419	2,859	2,822	9,434
Impairment of real estate
Impairment of real estate	—	217	1,533	8,774	1,878	2,239	13,850
Impairment of real estate held for sale	2,958	3,958	7,896	—	—	—	—
Deduct:
Preferred A dividends	—	(787)	(800)	(801)	(801)	(800)	(3,203)
Preferred B dividends	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(3,396)	(13,584)
Preferred D dividends	(1,463)	(1,463)	(1,463)	(1,463)	(1,463)	(1,463)	(5,852)
(Gain) loss on sale of real estate(2)	—	(10)	(192)	63	614	25	88
Loss (gain) on sale of discontinued operations	284	(1,755)	133	(1,500)	—	—	(1,500)

FUNDS FROM OPERATIONS—BASIC	46,293	46,426	42,390	42,539	42,781	41,365	164,703
Add:
Preferred A dividends	—	787	800	801	801	800	3,203
Minority interest in income of consolidated partnership	74	104	240	215	208	218	848

FUNDS FROM OPERATIONS—DILUTED	$46,367	$47,317	$43,430	$43,555	$43,790	$42,383	$168,754

FUNDS FROM OPERATIONS PER SHARE—BASIC	$0.48	$0.49	$0.46	$0.49	$0.49	$0.47	$1.89
FUNDS FROM OPERATIONS PER SHARE—DILUTED	0.47	0.48	0.45	0.48	0.48	0.47	1.86
Weighted average common shares outstanding—basic	96,617	94,701	92,191	87,210	87,206	87,208	87,241
ERP partnership units	798	894	1,116	1,235	1,235	1,235	1,231
Options	519	621	575	355	313	169	327
Dilutive effect of convertible Preferred A	—	1,856	1,874	1,874	1,874	1,874	1,874

Weighted average common shares outstanding—diluted	97,934	98,072	95,756	90,674	90,628	90,486	90,673

Funds Available for Distribution:
Funds from operations—diluted	$46,367	$47,317	$43,430	$43,555	$43,790	$42,383	$168,754
Straight line rents	(924)	(1,414)	(503)	(389)	(817)	29	(2,244)
Tenant improvements	(3,445)	(2,845)	(2,408)	(2,743)	(822)	(2,372)	(9,430)
Leasing commissions	(873)	(882)	(387)	(635)	(255)	(153)	(1,733)
Building improvements capitalized	(2,994)	(2,603)	(1,865)	(6,547)	(5,613)	(3,747)	(19,311)

FUNDS AVAILABLE FOR DISTRIBUTION	$38,131	$39,573	$38,267	$33,241	$36,283	$36,140	$136,036

FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE—BASIC	$0.39	$0.42	$0.42	$0.38	$0.42	$0.41	$1.56
FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE—DILUTED	0.39	0.40	0.40	0.37	0.40	0.40	1.50

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Funds from Operations/Funds Available for Distribution/Earnings Before Gains and Losses on Real Estate/Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended
							Twelve Months Ended 12/31/01
	09/30/02	06/30/02	03/31/02	09/30/01	06/30/01	03/31/01
Earnings Before Gains and Losses on Real Estate (EBGL):
Net income	$29,791	$30,761	$21,988	$23,061	$27,781	$27,203	$105,162
Add:
Impairment of real estate
Impairment of real estate	—	217	1,533	8,774	1,878	2,239	13,850
Impairment of real estate held for sale	2,958	3,958	7,896	—	—	—	—
Deduct:
(Gain) loss on sale of real estate	—	(52)	(319)	(700)	(8)	25	(1,610)
Loss (gain) on sale of discontinued operations	284	(1,755)	133	(1,500)	—	—	(1,500)

EBGL	$33,033	$33,129	$31,231	$29,635	$29,651	$29,467	$115,902

EBGL PER SHARE—BASIC	$0.29	$0.29	$0.28	$0.27	$0.28	$0.27	$1.07
EBGL PER SHARE—DILUTED	0.29	0.29	0.27	0.27	0.27	0.27	1.06
Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000
Dividend per Preferred A share	—	0.53125	0.53125	0.53125	0.53125	0.53125	2.12500
Dividend per Preferred B share	0.53906	0.53906	0.53906	0.53906	0.53906	0.53906	2.15624
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000
Common dividends	$39,968	$39,221	$38,957	$35,977	$35,973	$36,037	$143,962
Preferred A dividends	—	787	800	801	801	800	3,203
Preferred B dividends	3,396	3,396	3,396	3,396	3,396	3,396	13,534
Preferred D dividends	1,463	1,463	1,463	1,463	1,463	1,463	5,852

TOTAL DISTRIBUTIONS	$44,827	$44,867	$44,616	$41,637	$41,633	$41,696	$166,551

Payout ratio of common dividends/diluted funds from operations(3)	86%	83%	90%	83%	82%	85%	85%
Payout ratio of common dividends/funds available for distribution(3)	105%	99%	102%	108%	99%	100%	105%
Capital Expenditures:
New development(4)	$—	$—	$—	N/A	N/A	N/A	N/A
Building additions and expansions(5)	8,025	8,317	5,727	N/A	N/A	N/A	N/A
Building improvements capitalized(6)	2,994	2,603	1,865	$6,547	$5,613	$3,747	$19,311
Tenant improvements	3,445	2,845	2,408	2,743	822	2,372	9,430
Leasing commissions	873	882	387	635	255	153	1,733

TOTAL CAPITAL EXPENDITURES	$15,337	$14,647	$10,387	N/A	N/A	N/A	N/A

Capitalized interest:	$1,171	$858	$657	$750	$713	$249	$2,102

(1)
Includes pro rata share of joint venture projects.

(2)
Excludes (gain) loss on sale of land.

(3)
Excludes severance costs.

(4)
Includes ground-up development.

(5)
Revenue-enhancing expenditures.

(6)
Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Selected Financial Ratios/Data

(In thousands, except per share amounts)

	Three Months Ended
													Twelve Months Ended 12/31/01
	09/30/02		06/30/02		03/31/02		09/30/01		06/30/01		03/31/01
Debt coverage ratios:
Interest coverage ratio (EBITDA /interest expense)	3.03	x	3.11	x	3.36	x	3.35	x	3.43	x	3.25	x	3.26	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.77	x	2.85	x	3.02	x	3.00	x	3.05	x	2.91	x	2.94	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends))	2.36	x	2.35	x	2.41	x	2.40	x	2.43	x	2.35	x	2.36	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	2.64	x	2.61	x	2.70	x	2.70	x	2.74	x	2.58	x	2.61	x
Debt/equity ratios:
Total debt/total market capitalization	42.7%		40.4%		41.4%		37.7%		43.1%		42.6%		33.6%
Total debt/total equity market capitalization	74.4%		67.7%		70.7%		60.5%		75.7%		74.3%		50.6%
Total debt/total book assets	46.2%		46.4%		46.5%		39.1%		42.2%		42.5%		37.3%
Total debt/undepreciated book value(1)	42.1%		42.5%		42.8%		35.7%		38.9%		39.3%		33.9%
Overhead ratios:
Annualized G&A/total assets	0.52%		0.66%		0.45%		0.31%		0.35%		0.30%		0.39%
G&A/total revenues (excluding currency change)	3.70%		4.83%		3.79%		2.47%		3.12%		2.64%		3.03%
Market capitalization calculations:
Common shares outstanding	96,893		95,067		94,442		87,213		87,210		87,205		87,352
Preferred A shares outstanding(2)	—		1,492		1,507		1,507		1,507		1,507		1,507
Preferred B shares outstanding	6,300		6,300		6,300		6,300		6,300		6,300		6,300
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500
Common stock price end of period	$18.44		$20.83		$20.05		$17.10		$15.30		$16.00		$19.05
Preferred A price end of period(2)	—		25.49		26.00		25.95		23.35		24.25		25.50
Preferred B price end of period	25.05		25.00		24.93		24.70		24.11		23.20		24.90
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00
Common market equity at end of period	$1,786,707		$1,980,246		$1,893,562		$1,491,342		$1,334,313		$1,395,280		$1,664,213
Preferred market equity at end of period	232,815		270,531		271,241		269,717		262,081		257,705		270,299

Total equity market capitalization	2,019,522		2,250,777		2,164,803		1,761,059		1,596,394		1,652,985		1,934,512
Total debt end of period	1,502,577		1,524,520		1,530,475		1,065,185		1,208,410		1,227,502		978,854

TOTAL MARKET CAPITALIZATION	$3,522,099		$3,775,297		$3,695,278		$2,826,244		$2,804,804		$2,880,487		$2,913,366

EBITDA calculation (includes pro rata share of joint venture projects):
Net income	$29,791		$30,761		$21,988		$23,061		$27,781		$27,203		$105,162
Depreciation and amortization
Continuing operations real estate assets	18,040		18,783		16,296		14,382		15,309		14,735		60,308
Discontinued operations real estate assets	79		118		395		3,419		2,859		2,822		9,434
Income taxes	155		150		125		114		174		114		516
Interest expense
Continuing operations	25,269		24,639		20,345		20,141		19,727		20,907		82,078
Discontinued operations	—		37		13		61		55		60		246
(Gain) loss on sale of real estate	—		(52)		(319)		(700)		(8)		25		(1,610)
Loss (gain) on sale of discontinued operations	284		(1,755)		133		(1,500)		—		—		(1,500)
Impairment of real estate
Impairment of real estate	—		217		1,533		8,774		1,878		2,239		13,850
Impairment of real estate held for sale	2,958		3,958		7,896		—		—		—		—

EBITDA	$76,576		$76,856		$68,405		$67,752		$67,775		$68,105		$268,484

(1)
Excludes accumulated depreciation on operating and held for sale assets.

(2)
On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:
Secured Mortgage Indebtedness
Lake Drive Plaza	Aegon USA Realty	$3,359	7.200%	04/01/03	0.22%
Roanoke Landing	American Express	5,547	7.200%	04/03/03	0.37%
Hunting Hills	Laureate Realty Services	3,747	8.250%	05/01/03	0.25%
Valley Fair Mall	Lincoln National Life	15,638	7.600%	01/01/04	1.04%
Merchants Park/The Crossing at Fry Road	John Hancock	21,194	7.810%	07/01/04	1.42%
Briggsmore Plaza	AETNA Life Insurance	491	8.288%	08/01/04	0.03%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,922	8.850%	02/10/05	0.53%
Roundtree Place	Nationwide Life Insurance	6,478	8.850%	02/10/05	0.43%
Grant Mills Station	Laureate Realty Services	6,967	8.850%	02/10/05	0.47%
Lagniappe Village Shopping Center	Laureate Realty Services	5,865	8.850%	02/10/05	0.39%
Mist Lake Plaza	Banker Financial	8,790	8.850%	02/10/05	0.59%
Montebello Plaza	Dwyer-Curlett Inc.	5,432	9.625%	03/05/07	0.36%
Crown Point	Capital Market Services	7,329	8.120%	05/01/07	0.49%
Westminster City Center	Wells Fargo Bank, N.A.	28,812	6.690%	02/01/08	1.92%
41 properties (REMIC)	Wells Fargo Bank Minnesota	155,408	6.670%	06/01/08	10.38%
Brice Park	USG Annuity and Life	3,680	7.875%	02/01/09	0.25%
London Marketplace	Aegon USA Realty	4,194	8.265%	04/01/09	0.28%
Paradise Plaza	CIGNA	1,995	9.150%	04/15/09	0.13%
Perry Marketplace	American Express	4,589	9.000%	04/01/10	0.31%
Saddletree Village Shopping Center	Aegon USA Realty	1,739	8.250%	05/22/10	0.12%
Hampton Village Centre	Orix	29,464	8.530%	06/30/10	1.97%
Greentree	Conning Asset Management	5,131	8.240%	10/01/10	0.34%
Merchant's Central	Conning Asset Management	6,378	8.240%	10/01/10	0.43%
Northside Plaza	Conning Asset Management	2,240	8.240%	10/01/10	0.15%
Habersham Crossing	Conning Asset Management	3,778	8.240%	10/01/10	0.25%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,790	8.000%	07/11/11	0.19%
Irving West	Protective Life	2,318	8.500%	10/01/11	0.15%
Chapel Square	American National	1,751	9.250%	02/01/13	0.12%
Northgate	State Farm	6,782	8.750%	06/30/13	0.45%
Riverview Plaza	Protective Life	4,814	8.625%	09/01/15	0.32%
Stratford Commons	Protective Life	5,335	8.125%	10/01/15	0.36%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$369,957	7.512%		24.70%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Unsecured Notes
7.33%, 4 Year Unsecured Notes	—	$49,000	7.330%	11/20/03	3.27%
6.88%, 7 Year Unsecured Notes(1)	—	75,000	6.875%	10/15/04	5.01%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	6.68%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	2.00%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%	06/15/07	16.69%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	10.02%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.67%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.67%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.67%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.67%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.67%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.67%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.67%

TOTAL FIXED RATE UNSECURED NOTES		$784,000	6.896%		52.35%
CAPITAL LEASES		$28,961	7.500%	06/20/31	1.93%
TOTAL FIXED RATE DEBT		$1,182,918	7.281%		78.99%
Variable Rate Debt(2):
Secured Mortgage Indebtedness
24 properties (REMIC)	Wells Fargo Bank Minnesota	$110,500	3.214%	07/01/03	7.38%
San Dimas Plaza	Tax Exempt Bonds	8,100	2.510%	12/01/05	0.54%
Highland Commons	GE Financial Assurance	3,996	8.250%	12/01/09	0.27%
Lexington Road Plaza	Great Northern Insured Annuity	7,131	8.125%	09/01/11	0.48%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$129,727	3.595%		8.66%
Unsecured Credit Facilities(3)
$50 Million Term Loan Facility	Fleet National Bank	$50,000	2.614%	11/17/02	3.34%
$125 Million Term Loan Facility	Fleet National Bank	125,000	2.614%	03/01/03	8.35%
$350 Million Revolving Credit Facility	Fleet National Bank	10,000	2.764%	04/25/05	0.67%

TOTAL CREDIT FACILITIES		$185,000	2.622%		12.35%
TOTAL VARIABLE RATE DEBT		$314,727	3.023%		21.01%
TOTAL DEBT		$1,497,645	6.369%		100.00%
Net Unamortized Premiums on Mortgages		$5,059
Net Unamortized Discount on Notes		(2,325)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes(1)		2,198

TOTAL DEBT—NET		$1,502,577

(1)
The Company has entered into a two-year reverse swap agreement with Fleet National Bank related to $50.0 million outstanding under its 6.88%, 7 Year Unsecured Notes maturing October 15, 2004. Under the agreement, Fleet National Bank will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.

(2)
The Company incurs interest under the 30-day LIBOR rate, which was 1.81% at September 30, 2002.

(3)
The Company had entered into a two-year $75 million swap agreement with Fleet National Bank relating to amounts outstanding under its Total Credit Facilities. The agreement effectively fixed the debt at a base rate of 6.67% plus applicable spreads associated with the Company's Total Credit Facilities. The Swap, which expired in October 2002, increased the interest rate for the Company's Total Credit Facilities, Total Variable Rate Debt and Total Debt to 4.4246%, 4.0826% and 6.5959%, respectively.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Debt Maturity Schedule

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2002	$3,423	$50,000	(1)	$53,423	3.57%
2003	10,212	296,165	(2)	306,377	20.46%
2004	10,073	110,354		120,427	8.04%
2005	9,243	158,234	(3)	167,477	11.18%
2006	9,720	—		9,720	0.65%
2007	9,057	286,499		295,556	19.73%
2008	7,081	167,130		174,211	11.63%
2009	4,985	155,331		160,316	10.70%
2009+	37,937	172,201		210,138	14.03%

	$101,731	$1,395,914		$1,497,645	100.00%

Net Unamortized Premiums on Mortgages				$5,059
Net Unamortized Discount on Notes				(2,325)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes				2,198

TOTAL DEBT—NET				$1,502,577

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	7.7 Years	0.6 Years	6.2 Years
Excluding capital leases and credit facilities	7.2 Years	0.8 Years	6.6 Years

(1)
Represents the balance of the $50 Million Term Loan Facility drawn as of September 30, 2002 and maturing November 17, 2002.

(2)
Scheduled maturities include $125.0 million representing the balance of the $125 Million Term Loan Facility drawn as of September 30, 2002 and maturing March 1, 2003.

(3)
Scheduled maturities include $10.0 million representing the balance of the $350 Million Revolving Credit Facility drawn as of September 30, 2002 and maturing April 25, 2005.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

2002 Portfolio/Property Acquisitions

	Property Type(1)	Location	Purchase Date	Purchase Amount	Cap- Rate	Net Operating Income (NOI)(2)	GLA	Percent Leased(3)	Anchor Tenants	Year Built
Portfolio Acquisitions
1Q 2002
92 Shopping Centers	S	FL, LA, MS, NM, TX	03/01/02	$654,000,000	10.0%	$65,000,000	10.4 M SF	90%	Varied	Varied
Property Acquisitions
3Q 2002
Superior Marketplace(4)	S	Superior, CO	07/31/02	$51,600,000	9.0%	$4,200,000	114,615	99%	Costco, Michaels, Office Max, PetsMart, SuperTarget, T.J. Maxx	1997

(1)
S—Shopping Center

(2)
Projected NOI for the twelve-month period following the closing date of acquisition.

(3)
As of closing date of acquisition.

(4)
Acquired for approximately $13.6 million in cash and the satisfaction of $38.0 million of notes receivable and accrued interest. Cap-rate and NOI calculated on a stabilized basis and includes TIF and municipal bond financing. Property is in the later stages of development and is expected to total 295,602 square feet when complete.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

2002 Property Dispositions

	Property Type(1)	Location	Sale Date	Sale Amount	Book Value	Gain/ (Loss)	Cap- Rate	NOI(2)	GLA/ Acres	Percent Leased(3)	Year Built
1Q 2002
Lucky stores	T	Mesa, AZ	01/09/02	$1,050,000	$1,182,667	$(132,667)	10.7%	$112,192	29,827	100%	1982
Pueblo I	T	Pueblo, CO	02/04/02	700,000	508,863	191,137	—	(22,650)	12,556	0%	1977
Outparcel, adjacent to Kimball Crossing	O	Kimball, TN	02/20/02	350,000	222,956	127,044	—	—	1.217 acres	—	—

Total				$2,100,000	$1,914,486	$185,514	—	$89,542	42,383

2Q 2002
Kroger	T	Missouri City, TX	05/01/02	$1,625,000	$1,615,185	$9,815	10.0%	$163,036	44,183	100%	1982
Crossroads Plaza	S	Mt. Pleasant, PA	06/07/02	3,450,000	1,681,069	1,768,931	10.2%	353,286	105,783	95%	1975
Unity Professional Bldg.	M	Fridley, MN	06/26/02	8,350,000	8,247,524	102,476	9.6%	801,655	62,518	94%	1991
Lucky stores	T	Phoenix, AZ	06/27/02	1,355,000	1,471,530	(116,530)	10.2%	138,559	28,217	100%	1982
Land, adjacent to Mist Lake Plaza	L	Lexington, KY	06/28/02	73,250	30,803	42,447	—	—	0.152 acres	—	—

Total				$14,853,250	$13,046,111	$1,807,139	—	$1,456,536	240,701

3Q 2002
Fairfield Center	S	Fairfield, OH	07/11/02	$2,800,000	$2,687,305	$112,695	6.9%	$191,858	74,095	93%	1978
Belpre Plaza	S	Belpre, OH	07/15/02	400,000	430,884	(30,884)	10.2%	40,731	88,426	25%	1969
Market Central	S	Dalton, GA	08/09/02	3,000,000	2,999,614	386	10.0%	301,150	34,000	84%	1994
Coachella Plaza	S	Coachella, CA	08/13/02	1,800,000	1,378,186	421,814	8.5%	153,802	11,184	100%	1991
Dearborne I	T	Dearborne Hts., MI	08/21/02	600,000	1,380,318	(780,318)	—	(22,621)	9,914	100%	1988
Westcrest Long Point	T	Houston, TX	08/21/02	150,000	51,733	98,267	15.3%	22,971	1,500	100%	1968
Granville Corners	S	Oxford, NC	09/27/02	8,600,000	8,706,395	(106,395)	10.1%	870,901	138,352	99%	1991

Total				$17,350,000	$17,634,435	$(284,435)	—	$1,558,792	357,471

(1)
L—Land, M—Miscellaneous Property, O—Outparcel, S—Shopping Center, T—Single Tenant Property

(2)
Projected recurring property NOI as of closing date of sale.

(3)
As of closing date of sale.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

2002 Redevelopment/Outparcel Development Activities

							Construction
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA	Percent Leased(1)	Expected Start Date	Expected Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost
COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS
Redevelopment Activities
Arapahoe Crossings(2)	Aurora, CO	1996	2001	Final phase of development	467,000	100%	Oct-01	Nov-02	98%	—	—
Central Avenue Marketplace	Toledo, OH	1968	1990	Contingent contract entered into with Wal-Mart	181,279	8%	Oct-01	Apr-03	30%	$4,003,184	14.0%
Island Plaza	James Island, SC	1994	1997	Expansion of Food Lion by 9,000 sq. ft.	179,531	45%	Oct-01	Nov-02	70%	1,120,000	13.5%
Bennetts Mills Plaza	Jackson, NJ	1988	1994	Expansion of Stop & Shop by 25,000 sq. ft. and façade renovation	132,020	98%	Dec-01	Nov-02	90%	620,000	12.0%
Dover Park Plaza	Yardville, NJ	1966	2000	Addition of a new 12,000 sq. ft. CVS and façade renovation	59,642	100%	Feb-02	Nov-02	70%	528,000	12.0%
Dillsburg Shopping Center	Dillsburg, PA	1994	1996	Construction of a new 55,000 sq. ft. Giant, a new 13,813 sq. ft. Eckerd and 8,630 sq. ft. of retail shops pre-leased to Hallmark, H&R Block and a salon	145,501	100%	Feb-02	Dec-02	75%	8,500,000	13.1%
Cordele Square	Cordele, GA	1968	1990	Increased lease commitment by Harvey Foods and Goody's for façade renovation	128,927	95%	May-02	Oct-02	90%	450,000	12.0%
Rutland Plaza	St. Petersburg, FL	1964	1996	Construction of 14,000 sq. ft. of retail shops and facade renovation	149,812	100%	Jun-02	Oct-02	85%	665,000	14.0%
Bristol Plaza	Santa Ana, CA	1972	1997	Conversion of a former grocer into Trader Joe's and Petco and façade renovation	111,403	98%	Jul-02	Mar-03	75%	3,917,000	12.5%
Haymarket Square(3)	Des Moines, IA	1979	1995	Repositioning of shopping center with three new anchors, a 37,164 sq. ft. Nova Cinema, a 29,214 sq. ft. Big Lots and a 11,900 sq. ft. Dollar Tree	266,525	92%	Jul-02	Nov-02	35%	1,425,000	14.5%
Paseo del Norte	Albuquerque, NM	2001	2002	Develop shopping center and replace anchor tenant	48,000	3%	Jul-02	May-03	10%	2,613,000	12.0%
Village Plaza	Garland, TX	1964	2002	Construction of 8,660 sq. ft. of new GLA	85,241	100%	Jul-02	Nov-02	80%	820,000	12.8%
Superior Marketplace(3)	Superior, CO	1997	2002	Completion of Phase I development and Phase II development	295,602	99%	Aug-02	Jun-04	12%	20,200,000	11.9%
Regency Park(3)	Jacksonville, FL	1985	1997	Addition of a 10,867 sq. ft. Party City by combining stores and constructing 4,430 sq. ft.	333,865	94%	Aug-02	Jan-03	10%	1,200,000	14.0%
J*Town Center(3)	Jeffersontown, KY	1959	1988	Phase I of reconfiguration of shopping center with 15,000 sq. ft. of new retail shops	201,000	31%	Aug-02	May-03	10%	1,700,000	13.2%
Southwood Plaza(3)	Bowling Green, OH	1961	1990	Addition of a 6,000 sq. ft. Blockbuster Video and expansion of Big Lots to 33,600 sq. ft.	81,959	86%	Aug-02	Feb-03	12%	650,000	12.5%
Kenworthy Crossing	El Paso, TX	2000	2002	Re-tenanting of former grocery space with Albertsons	74,171	87%	Aug-02	Feb-03	10%	5,002,000	11.0%
Parkview East	Pasadena, TX	1968	2002	Reconfiguration of retail shop space to accommodate two new tenants and facade renovation	38,169	88%	Aug-02	Dec-02	50%	1,116,000	13.0%
Laurel Square(3)	Brick, NJ	1973	1992	Façade renovation with contract rent increases	246,235	96%	Sep-02	Apr-03	10%	610,000	13.2%
Old Egypt(3)	Magnolia, TX	2002	2002	Construction of a new 14,580 sq. ft. Walgreen store	14,490	100%	Oct-02	May-03	0%	3,046,000	11.0%
Stein Mart Center	Poway, CA	1981	2001	Redevelopment of shopping center	106,832	61%	—	—	—	—	—

Total										$58,185,184

Outparcel Development Activities
Braes Heights	Houston, TX	1953	2002	Construction of a new 14,471 sq. ft. Eckerd on outparcel and re-tenanting of former Eckerd space	101,707	96%	Jan-02	Feb-03	90%	$2,000,000	11.0%
Haymarket Mall	Des Moines, IA	1979	1995	Construction of a 10,000 sq. ft. Famous Footwear on outparcel	240,315	97%	Jun-02	Nov-02	30%	877,000	12.5%

Total										$2,877,000

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

2002 Redevelopment/Outparcel Development Activities

							Construction
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA	Percent Leased(1)	Start Date	Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost
Completed 2002 Redevelopment/Outparcel Development Activities
Southfield Shopping Center	Southfield, MI	1970	1998	Façade renovation	106,948	100%	Oct-01	Jan-02	100%	$533,560	15.9%
Eastgate Shopping Center	Louisville, KY	1987	1993	Expansion of Kroger by 17,548 sq. ft.	152,855	98%	May-01	Mar-02	100%	0	—
Greeneville Commons	Greeneville, TN	1990	1992	Construction of a 5,500 sq. ft. tenant space leased to Hibbett Sports	228,618	99%	Sep-01	Mar-02	100%	485,289	15.9%
Hampton Square	Southampton, PA	1980	1998	Addition of a 37,268 sq. ft. McCaffrey's in existing space	62,933	98%	Jul-01	Apr-02	100%	1,200,000	27.3%
Fashion Corner	Saginaw, MI	1986	1995	Phase II addition of Bed, Bath & Beyond and complete renovation of the shopping center	188,877	62%	Jan-02	Jun-02	100%	2,031,000	12.4%
Long Point Square	Houston, TX	1980	2002	Conversion of a former grocer into multiple tenant space	74,329	75%	Jul-01	Jul-02	100%	400,000	13.0%
Coconut Creek	Coconut Creek, FL	1983	2002	Construction of a new 51,000 sq. ft. Publix and façade renovation	271,725	71%	Jul-01	Aug-02	100%	5,700,000	10.1%
Westridge Court	Naperville, IL	1990	1997	Expansion of Petco by 6,000 sq. ft.	452,183	98%	May-02	Aug-02	100%	980,000	10.0%
Rock Prairie Crossing	College Station, TX	2000	2002	Construction of a 14,471 sq. ft. Eckerd on outparcel	118,254	100%	Oct-01	Aug-02	100%	1,300,000	12.7%
J*Town Center	Jeffersontown, KY	1959	1988	Construction of a 10,055 sq. ft. CVS on outparcel	201,000	31%	Jun-02	Sep-02	100%	1,160,000	13.0%
Delhi	Cincinnati, OH	1973	1996	Façade renovation	166,317	97%	Jan-02	Sep-02	100%	479,000	13.7%
Townshire	Bryan, TX	1957	2002	Construction of a new 62,000 sq. ft. Albertsons and façade renovation	136,693	80%	Feb-01	Sep-02	100%	3,800,000	12.3%

Total										$18,068,849

TOTAL 2002 COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS REDEVELOPMENT/OUTPARCEL DEVELOPMENT ACTIVITIES										$79,131,033
							Construction
	Location	Year Built	Year Acquired	Project Description	Adjusted GLA	Percent Leased(1)	Expected Start Date	Expected Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost
ENCLOSED MALLS/SPECIALTY RETAIL PROPERTIES
Redevelopment Activities(4)
Clearwater Mall(5)	Clearwater, FL	1973	1997	Redevelopment of enclosed regional mall	274,521	—	Jun-02	Oct-03	5%	$34,000,000	10.5%
The Mall at 163rd Street	Miami, FL	1956	1998	Redevelopment of enclosed regional mall; contingent contract entered into with Wal-Mart	300,000	81%	Dec-02	Aug-04	0%	20,000,000	10.5%

Total										$54,000,000

(1)
Includes all leases in force at September 30, 2002, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.
(2)
Final phase of development is expected to cost $7.1 million during 2002, of which approximately $4.8 million has been completed year-to-date.
(3)
Indicates project added during 3Q 2002.
(4)
Expected total project cost less land sales.
(5)
Property contributed to a joint venture in 4Q 2002.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Property Type Summary

					ABR		Quarterly NOI(1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI
Stabilized Properties
Community and Neighborhood Shopping Centers	276	38,410,260	90%	34,700,841	$261,184,616	79.8%	$60,836,014	80.2%
Factory Outlet Centers	6	1,845,947	86%	1,593,199	25,412,007	7.8%	6,073,400	8.0%
Single Tenant Properties	34	920,091	77%	709,281	4,959,899	1.5%	1,270,855	1.7%
Enclosed Malls/Specialty Retail Properties	3	1,394,303	82%	1,148,158	13,809,070	4.2%	3,233,381	4.3%
Miscellaneous Properties	7	34,760	100%	34,760	293,808	0.1%	151,345	0.2%

	326	42,605,361	90%	38,186,239	$305,659,401	93.4%	$71,564,995	94.3%

Redevelopment Properties
Community and Neighborhood Shopping Centers	21	2,995,233	81%	2,428,995	$20,265,881	6.2%	$4,229,157	5.6%
Enclosed Malls/Specialty Retail Properties	2	300,000	81%	244,424	1,324,141	0.4%	105,461	0.1%

	23	3,295,233	81%	2,673,419	$21,590,022	6.6%	$4,334,618	5.7%

TOTAL PORTFOLIO	349	45,900,594	89%	40,859,658	$327,249,423	100.0%	$75,899,613	100.0%

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX:(2)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	22,022,877	59.3%	$127,073,692	$5.77	45.1%
Non-anchor Tenants	15,106,959	40.7%	154,376,805	10.22	54.9%

	37,129,836	100.0%	$281,450,497	$7.58	100.0%

(1)
Data includes $1.295 million of Quarterly NOI from properties classified as discontinued operations under SFAS 144.

(2)
Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping centers GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Properties by State/Region

State	Number of Properties	Percent Leased	GLA	Percent of Scheduled ABR
Alabama	7	90%	760,014	1.3%
Arizona	9	88%	1,025,455	2.5%
Arkansas	1	100%	60,842	0.1%
California	16	90%	2,581,340	7.7%
Colorado	3	94%	879,541	3.3%
Delaware	1	0%	30,000	0.0%
Florida	24	90%	4,279,978	11.5%
Georgia	30	89%	2,885,889	5.1%
Illinois	7	83%	1,069,753	2.7%
Indiana	13	69%	886,528	1.1%
Iowa	3	95%	542,458	0.7%
Kentucky	9	89%	1,466,285	2.6%
Louisiana	4	95%	572,664	0.8%
Maryland	2	86%	278,934	0.6%
Michigan	12	90%	2,124,910	5.0%
Mississippi	1	100%	87,721	0.1%
Missouri	3	91%	722,788	3.0%
Nebraska	2	100%	9,671	0.0%
Nevada	3	75%	587,388	1.0%
New Jersey	8	93%	1,157,968	4.0%
New Mexico	2	51%	97,600	0.1%
New York	24	92%	3,327,532	6.3%
North Carolina	13	95%	1,613,688	2.7%
Ohio	17	82%	2,808,149	4.7%
Oklahoma	1	0%	45,510	0.0%
Pennsylvania	13	89%	1,933,743	4.1%
South Carolina	4	70%	338,422	0.6%
Tennessee	15	98%	1,872,493	3.7%
Texas	86	90%	9,379,913	20.1%
Utah	3	97%	600,962	1.1%
Virginia	10	87%	1,517,517	2.8%
West Virginia	3	91%	354,938	0.6%

	349	89%	45,900,594	100%

Region
East	87	90%	12,019,027	24.4%
Midwest	57	84%	8,164,257	17.3%
South	169	91%	19,945,024	42.6%
West	36	89%	5,772,286	15.7%

	349	89%	45,900,594	100%

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Same Property NOI Analysis

(In thousands, except property statistics)

	Three Months Ended			Three Months Ended			Three Months Ended
			Percent Change			Percent Change			Percent Change
	09/30/02	09/30/01		06/30/02	06/30/01		03/31/02	03/31/01
Analysis Specific Property Statistics:
Number of properties included in analysis	223	223		230	230		237	237
Gross leasable area	29,869,552	29,900,114		31,195,000	31,195,000		32,272,672	32,272,672
Percent leased	90.1%	91.7%	-1.6%	89.2%	91.3%	-2.1%	89.5%	91.4%	-1.9%
Termination Fees:(1)	$1,600	$261		$32	$30		$562	$659
Property revenues	$72,989	$70,988	2.8%	$76,531	$75,752	1.0%	$77,836	$79,156	-1.7%
Property operating expenses	22,007	19,537	12.6%	23,330	21,916	6.5%	22,413	22,892	-2.1%

SAME PROPERTY NOI (GAAP BASIS)	$50,982	$51,451	-0.9%	$53,201	$53,836	-1.2%	$55,423	$56,264	-1.5%

Operating margin (GAAP basis)	69.8%	72.5%	-2.6%	69.5%	71.1%	-1.6%	71.2%	71.1%	0.1%
Straight-line rent adjustment	421	173	143.4%	425	753	-43.6%	(136)	(102)	33.3%

SAME PROPERTY NOI	$50,561	$51,278	-1.4%	$52,776	$53,083	-0.6%	$55,559	$56,366	-1.4%

Operating margin	69.3%	72.2%	-3.0%	69.0%	70.1%	-1.1%	71.4%	71.2%	0.2%

(1)
Excluded from Property revenues.

        NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Top Ten Tenants

	Tenant	Number of Leases	GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co.(1)	42	2,131,024	$14,398,046	4.4%
2	Kmart Corporation	35	3,262,674	13,542,761	4.1%
3	Wal-Mart Stores	26	2,857,523	12,063,607	3.7%
4	Winn-Dixie Stores(2)	19	859,033	5,250,077	1.6%
5	Ahold USA(3)	14	665,356	4,881,811	1.5%
6	The TJX Companies(4)	21	660,290	4,495,444	1.4%
7	J.C. Penney Company(5)	37	683,567	4,332,564	1.3%
8	Publix Super Markets	12	578,954	3,580,537	1.1%
9	Safeway(6)	9	423,011	3,069,978	0.9%
10	Walgreen Co.	19	260,042	3,002,553	0.9%

		234	12,381,474	$68,617,378	21.0%

(1)
Includes King Soopers, Kroger, Ralphs and Smith's.

(2)
Includes Save Rite Grocery Warehouse and Winn-Dixie.

(3)
Includes BI-LO, Food Max, Giant, Martin's, Stop & Shop and Tops Market.

(4)
Includes Marshalls and T.J. Maxx.

(5)
Includes Eckerd and JCPenney.

(6)
Includes Dominick's, Randalls and Vons.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

New Lease Summary

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2002	71	299,355	$3,068,063	$1,474,832	$202,518
psf			10.25	4.93	0.68
2Q 2002	133	568,546	$5,921,995	$2,299,136	$480,725
psf			10.42	4.04	0.85
3Q 2002	193	748,620	$7,480,645	$2,262,256	$527,991
psf			9.99	3.02	0.71

RENEWAL LEASE SUMMARY

					Increase/(Decrease)
			Total Former ABR	Total New ABR
	Number	GLA			Total Dollar	Percent
1Q 2002	143	683,503	$5,218,436	$5,470,804	$252,368	4.8%
psf			7.63	8.00	0.37
2Q 2002	200	748,437	$6,557,254	$7,099,740	$542,486	8.3%
psf			8.76	9.49	0.72
3Q 2002	189	655,229	$6,391,971	$6,714,569	$322,598	5.0%
psf			9.76	10.25	0.49

        Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

        Data includes all leases in force at September 30, 2002, June 30, 2002 and March 31, 2002, including those that are fully executed, but not yet open.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2002	624	1,754,835	4.29%	$8.18	4.38%
2003	1090	4,041,374	9.89%	8.75	10.81%
2004	933	3,775,262	9.24%	9.63	11.11%
2005	815	4,632,890	11.34%	7.75	10.97%
2006	682	4,034,535	9.87%	8.50	10.48%
2007	575	3,679,847	9.01%	8.80	9.89%
2008	163	1,550,743	3.80%	8.46	4.01%
2009	132	2,031,527	4.97%	7.67	4.76%
2010	126	2,244,839	5.49%	7.15	4.90%
2011	110	1,859,108	4.55%	8.37	4.75%
2012+	401	11,254,698	27.54%	6.96	23.92%

	5,651	40,859,658	100.0%	$8.01	100.0%

        Does not assume exercise of renewal options or base rent escalations over lease term.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Property Portfolio

	Property Name	City	State	Year Built	Date Acquired	GLA	Percent Leased(1)	ABR	Anchor Tenant	Anchor Tenant Not Owned
	Stabilized Properties
	Community and Neighborhood Shopping Centers
1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$381,268	Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	927,155	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	65%	895,646	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	99%	1,403,908	Wal-Mart
5	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	99%	1,271,396	Food 4 Less, Osco Drugs
6	Kmart Plaza	Mesa	AZ	1970	12/28/90	182,933	95%	678,671	Kmart
7	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	89%	600,657	Food City
8	Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	50%	472,922	Family Dollar
9	Metro Marketplace	Phoenix	AZ	1988	06/21/91	252,575	83%	2,105,544	Office Max, Toys R Us
10	Northmall Centre	Tucson	AZ	1996	12/31/96	168,719	93%	1,247,950	Comp USA, JC Penney, Stein Mart
11	Bakersfield Plaza	Bakersfield	CA	1970	06/20/97	213,164	90%	1,770,140	Circuit City, Longs Drugs	Mervyn's
12	Sony/Kinko	Burbank	CA	1988	05/01/89	14,176	100%	404,364	—
13	Carmen Plaza	Camarillo	CA	1971	06/20/97	129,264	94%	1,195,843	24 Hour Fitness	Trader Joe's
14	Cudahy Plaza	Cudahy	CA	1968	06/20/97	138,430	100%	671,040	Kmart, Pic "N" Save
15	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	92%	1,854,902	Home Depot, PetsMart, Smart & Final	Mervyn's
16	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	100%	1,051,758	United Artists, Wherehouse
17	Briggsmore Plaza	Modesto	CA	1974	06/20/97	98,945	100%	766,627	Grocery Outlet, Macfrugals, Outdoor World
18	Montebello Plaza	Montebello	CA	1974	06/20/97	288,290	97%	2,812,458	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
19	Paradise Plaza	Paradise	CA	1979	06/20/97	198,484	97%	716,556	Albertsons, Kmart, Rite Aid
20	Metro 580	Pleasanton	CA	1996	09/15/97	174,584	80%	2,191,707	Borders, Linens "N Things	Wal-Mart
21	Rose Pavilion	Pleasanton	CA	1987	02/27/98	292,848	86%	3,536,343	Levitz Furniture, Macy's Home Store
22	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	98%	1,612,801	T.J. Maxx	Ralph's, Rite Aid
23	Vail Ranch Center	Temecula	CA	1997	12/31/97	99,204	100%	1,033,738	Rite Aid, Stater Bros.
24	Westminster City Center	Westminster	CO	1996	12/16/97	339,600	84%	3,792,814	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith
25	Brooksville Square	Brooksville	FL	1987	03/28/94	191,207	99%	1,224,661	Kmart, Publix, Walgreens
26	Coconut Creek	Coconut Creek	FL	1983	03/01/02	271,725	71%	2,209,525	Beall's, Big Lots, Lady of America Gym, Publix
27	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,282,978	Kmart, Publix
28	Morse Shores	Ft. Myers	FL	1983	03/01/02	169,545	97%	1,032,295	Beall's Outlet, Big Lots, Dollar General, Publix
29	Eastgate S.C.	Lake Wales	FL	1994	05/20/94	102,161	7%	54,900	—	Winn-Dixie
30	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	98%	701,434	Ryan's Family Steakhouse, Walgreens
31	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,275,216	Kmart, Ross, Winn-Dixie
32	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,685,502	Kmart, Publix
33	Southgate	New Port Richey	FL	1966	08/27/97	262,911	98%	863,998	Big Lots, Publix
34	Presidential Plaza	North Lauderdale	FL	1977	04/18/97	88,306	94%	655,302	Winn-Dixie
35	Colonial Marketplace	Orlando	FL	1986	04/01/98	128,823	99%	994,704	Office Max	Target
36	Silver Hills	Orlando	FL	1985	03/01/02	108,812	83%	401,954	AutoZone, Buddy's Home, Winn-Dixie
37	23rd Street Station	Panama City	FL	1986	07/01/98	98,827	96%	967,431	Publix
38	Riverwood	Port Orange	FL	1990	09/05/97	93,506	94%	457,222	Walgreens, Winn-Dixie
39	Seminole Plaza	Seminole	FL	1964	06/11/98	144,011	96%	757,651	Burlington Coat, T.J. Maxx
40	Eagles Park	St. Petersburg	FL	1986	03/01/02	125,571	86%	993,894	Publix
41	Downtown Publix	Stuart	FL	1965	03/01/02	153,196	88%	1,257,595	Beall's Outlet, Publix, Schumacher Music

42	Albany Plaza	Albany	GA	1968	05/12/94	114,169	89%	611,788	Big Lots, Food Lion
43	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	97%	368,505	OK Beauty Supply, Save-A-Lot
44	Eastgate Plaza	Americus	GA	1980	07/11/90	44,365	98%	135,123	—
45	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	95%	856,140	Belk's, Harveys
46	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	95%	427,182	CVS, Save Rite Grocery Warehouse
47	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	96%	544,769	Badcock Furniture, Kroger
48	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%	67,947	Fred's Dollar Store
49	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	98%	793,412	B.C. Moore, Wal-Mart
50	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	98%	732,383	Kmart, Winn-Dixie
51	Covington Gallery	Covington	GA	1991	12/30/93	174,857	97%	975,929	Ingles, Kmart
52	Northside Plaza	Dalton	GA	1990	10/11/95	73,931	100%	547,940	BI-LO, Family Dollar
53	Midway Village	Douglasville	GA	1989	05/01/97	73,028	100%	523,090	Save Rite Grocery Warehouse
54	Westgate	Dublin	GA	1974	07/11/90	184,004	74%	587,295	Big Lots, Food Max
55	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	95%	432,148	Marshalls
56	New Chastain Corners	Marietta	GA	1990	07/17/97	108,380	95%	1,063,873	Kroger
57	Pavilions at Eastlake	Marietta	GA	1986	03/01/99	159,088	95%	1,612,976	Kroger
58	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	89%	366,188	Marshalls
59	Perry Marketplace	Perry	GA	1992	12/30/92	179,973	45%	616,317	Kroger
60	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	566,774	Save Rite Grocery Warehouse
61	Shops of Riverdale	Riverdale	GA	1995	02/15/96	34,255	50%	188,852	—	Wal-Mart
62	Eisenhower Square	Savannah	GA	1985	07/16/97	125,120	100%	905,905	Eisenhower Cinema, Food Lion
63	Victory Square	Savannah	GA	1986	07/02/92	168,514	74%	875,183	Food Lion, Scotty's
64	Wisteria Village Shopping Center	Snellville	GA	1985	10/11/95	164,646	93%	962,859	Kmart
65	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	555,807	—
66	Tift-Town	Tifton	GA	1965	07/11/90	58,818	76%	175,662	Beall's Outlet, CVS
67	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	140,858	—
68	Haymarket Mall	Des Moines	IA	1979	05/12/95	235,615	97%	1,026,677	Burlington Coat Factory, Hobby Lobby
69	Southfield Plaza	Bridgeview	IL	1958	12/03/96	199,842	91%	1,691,547	Dominick's Foods, Hobby Lobby
70	Westridge Court	Naperville	IL	1990	07/18/97	452,183	98%	5,079,077	Borders, Comp USA, Cub Foods, Linens "N Things, Marshalls, Nova 8 Theatre, Spiegel
71	Tinley Park Plaza	Tinley Park	IL	1973	09/20/95	283,470	56%	1,339,138	T.J. Maxx, Walt's Finer Foods
72	Columbus Center	Columbus	IN	1964	12/01/88	270,227	38%	806,927	—
73	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	76%	698,018	Holiday Foods, Kmart
74	Valley View Plaza	Marion	IN	1989	03/28/94	29,974	100%	306,556	—	Wal-Mart
75	Town Fair	Princeton	IN	1991	02/09/93	113,939	100%	481,589	Goody's, Kmart
76	Wabash Crossing	Wabash	IN	1988	12/16/93	166,992	100%	973,963	Kmart, Scott's Foods
77	Woodland Plaza	Warsaw	IN	1989	03/28/94	31,008	100%	268,974	—
78	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	99%	1,000,068	Goody's, Kroger
79	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	98%	775,179	Kmart, Staples
80	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	753,619	Food Lion, Kmart
81	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	96%	1,591,646	Wal-Mart
82	London Marketplace	London	KY	1994	03/17/94	169,032	100%	1,062,099	Kmart, Kroger

83	Eastgate Shopping Center	Louisville	KY	1987	11/10/93	152,855	98%	1,391,120	Kroger
84	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	84%	351,312	Big Lots, Save-A-Lot
85	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	100%	1,226,339	Kmart, Kroger
86	Iberia Plaza	New Iberia	LA	1983	03/01/02	132,107	98%	624,461	Stage, Super 1
87	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	92%	891,137	Big Lots
88	The Pines	Pineville	LA	1991	03/01/02	179,039	96%	985,675	Kmart, Super 1
89	Liberty Plaza	Randallstown	MD	1962	05/12/95	215,574	84%	1,488,220	Marshalls
90	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,360	94%	575,560	Martin's
91	Maple Village	Ann Arbor	MI	1965	10/14/94	288,046	98%	1,575,654	Dunham's, Kmart
92	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	93%	609,988	Farmer Jack
93	Delta Center	Lansing	MI	1985	12/12/95	186,246	99%	1,852,737	Farmer Jack, Pet Food Warehouse
94	Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,353	98%	4,512,420	Farmer Jack, Kohl's, Star Theatre, T.J. Maxx	Target
95	Fashion Corner	Saginaw	MI	1986	12/12/95	188,877	62%	1,223,241	Bed, Bath & Beyond, Best Buy
96	Hall Road Crossing	Shelby Township	MI	1985	12/12/95	175,763	100%	1,722,003	Gander Mountain
97	Southfield Shopping Center	Southfield	MI	1970	02/12/98	106,948	100%	1,096,545	Farmer Jack	Burlington Coats, F&M, Marshalls
98	Delco Plaza	Sterling Heights	MI	1973	11/14/96	154,853	100%	782,874	Babies R Us, Bed, Bath & Beyond, Dunham's
99	Westland Crossing	Westland	MI	1986	11/16/99	141,738	71%	1,145,107	—	Toys R Us
100	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	99%	1,276,361	Busch Grocery, Wal-Mart
101	Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	136,103	38%	469,065	—
102	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	342,182	Books-A-Million, Georgia Carpet Outlet, Office Depot
103	Stanly County Plaza	Albermarle	NC	1988	03/28/94	63,637	96%	441,911	Ingles	Wal-Mart
104	Village Marketplace	Asheboro	NC	1988	04/13/95	87,869	88%	581,162	—
105	Foothills Market	Jonesville	NC	1988	06/05/95	49,630	94%	280,036	Food Lion
106	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	94%	337,100	Food Lion	Wal-Mart
107	Kinston Pointe	Kinston	NC	1991	07/05/95	250,580	98%	626,561	Wal-Mart
108	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	95%	612,307	Wal-Mart
109	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	90%	665,105	—
110	Crossroads Center	Statesville	NC	1991	02/27/96	340,190	99%	2,019,637	Wal-Mart
111	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	94%	617,677	Lowe's Food
112	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	97%	731,107	Food Lion, Wal-Mart
113	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	99%	1,003,293	Wal-Mart, Winn-Dixie	Belk's
114	Wilson Shopping Center	Wilson	NC	1973	05/14/86	104,982	76%	39,678	Wilson Flea Market
115	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	925,465	Michaels, Office Max, Wherehouse
116	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	803,819	Kmart
117	Middletown Plaza	Middletown	NJ	1972	01/01/75	198,068	77%	2,111,508	ShopRite
118	Tinton Falls Plaza	Tinton Falls	NJ	1953	01/30/98	100,582	92%	877,625	Burlington Coat Factory, Lifestyle Fitness	A&P
119	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith's Food
120	Galleria Commons	Henderson	NV	1998	06/09/98	276,460	52%	1,592,522	Babies R Us, Stein Mart, T.J. Maxx
121	Renaissance Center East	Las Vegas	NV	1981	10/17/96	145,578	92%	1,070,230	Albertsons

122	Kietzke Center	Reno	NV	1974	06/20/97	165,350	98%	721,308	Mervyn's, Ric's Furniture
123	University Mall	Canton	NY	1967	01/01/76	78,738	75%	240,256	Ames Department Stores, Country Max, Kinney Drug
124	Cortlandville	Cortland	NY	1984	08/04/87	100,300	95%	245,963	Ames Department Stores
125	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	590,575	Kmart, Office Max
126	D & F Plaza	Dunkirk	NY	1967	01/01/86	190,217	90%	855,944	Big Lots, Quality Markets
127	Elmira Plaza	Elmira	NY	1976	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
128	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,453,821	Wal-Mart, Wegmans
129	Pyramid Mall	Geneva	NY	1973	08/03/93	239,500	98%	1,155,939	Big Lots, Kmart, Tops Market
130	McKinley Plaza	Hamburg	NY	1991	06/14/92	92,795	96%	841,555	T.J. Maxx
131	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%	1,794,794	Wal-Mart, Wegmans
132	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	98%	1,133,765	Eckerd, Penn Traffic, T.J. Maxx
133	Shops at Seneca Mall	Liverpool	NY	1971	08/03/93	237,202	84%	1,029,814	Kmart, Price Chopper
134	Transit Road Plaza	Lockport	NY	1971	08/03/93	138,119	100%	365,605	Save-A-Lot
135	Wallkill Plaza	Middletown	NY	1986	12/12/95	203,234	94%	1,653,765	ShopRite
136	Monroe ShopRite Plaza	Monroe	NY	1972	08/01/97	122,394	98%	1,218,141	Eckerd, Lifeplex, ShopRite
137	Rockland Plaza	Nanuet	NY	1963	01/01/83	247,957	99%	4,337,729	Marshalls, Rockbottom
138	South Plaza	Norwich	NY	1967	04/01/83	143,665	78%	310,953	Ames Department Stores, Plaza Lanes, Sav-A-Lot
139	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	97%	208,280	Ames Department Stores
140	Oswego Plaza	Oswego	NY	1966	01/01/77	128,087	97%	600,015	Big Lots, JC Penney
141	Mohawk Acres	Rome	NY	1965	01/20/84	155,840	74%	618,879	Applebees
142	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	80%	394,930	Price Chopper
143	Westgate Manor	Rome	NY	1961	01/01/86	65,813	96%	382,835	Big Lots, Rome Cinemas
144	Northland	Watertown	NY	1962	01/01/73	122,666	77%	342,276	Ames Department Store
145	Whitestown Plaza	Whitesboro	NY	1953	04/03/02	80,612	79%	559,375	Third Price Sportswear, Victory Markets
146	Ashland Square	Ashland	OH	1990	10/06/93	163,168	99%	930,329	Wal-Mart
147	Harbor Plaza	Ashtabula	OH	1988	02/20/91	51,794	75%	284,978	—
148	Brentwood Plaza	Cincinnati	OH	1957	05/04/94	232,567	89%	1,183,207	—
149	Delhi	Cincinnati	OH	1973	05/22/96	166,317	97%	1,437,809	Big Lots, Kroger
150	Western Village	Cincinnati	OH	1960	05/04/94	138,526	93%	635,300	—
151	Crown Point	Columbus	OH	1980	07/23/98	147,427	95%	1,147,778	Kroger
152	Greentree Shopping Center	Columbus	OH	1974	07/23/98	128,501	80%	919,726	Kroger
153	South Towne Centre	Dayton	OH	1972	03/27/92	308,699	99%	2,436,094	Borders, Burlington Coat Factory, Kmart, Value City Furniture
154	Heritage Square	Dover	OH	1959	08/31/93	231,735	63%	810,719	Bag N Save Foods
155	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	88%	857,144	Dunham's	Kids R Us, Toys R Us
156	Silver Bridge Plaza	Gallipolis	OH	1972	12/28/86	145,481	80%	499,646	Big Lots, Tractor Supply Company
157	Parkway Plaza	Maumee	OH	1955	09/06/89	140,021	60%	366,623	The Pharm
158	New Boston	New Boston	OH	1991	02/17/93	238,711	96%	1,355,587	Festival Foods, Wal-Mart
159	Market Place	Piqua	OH	1972	11/20/91	169,311	58%	497,257	—
160	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	99%	1,724,471	Gregg Appliances
161	Bethel Park	Bethel Park	PA	1965	05/14/97	224,069	98%	1,331,958	Ames Department Store, Giant Eagle
162	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,378,379	Kmart, Weis Markets
163	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	87%	339,677	Dunham's, Staples	Builders Square, Toys R Us
164	New Garden	Kennett Square	PA	1979	06/20/97	149,270	92%	617,259	Acme Markets, Big Lots
165	Stone Mill Plaza	Lancaster	PA	1988	01/06/94	94,493	95%	883,495	Giant Food Stores, Rent-To-Own
166	Ivyridge	Philadelphia	PA	1963	08/02/95	112,278	78%	878,691	Super Fresh
167	Roosevelt Mall	Philadelphia	PA	1964	01/01/64	555,819	97%	5,422,646	Strawbridge's
168	Hampton Square	Southampton	PA	1980	12/29/98	62,933	98%	638,946	McCaffrey's

169	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	535,562	Redner's Markets	Kmart
170	Circle Center	Hilton Head	SC	1992	03/24/94	65,313	97%	658,810	BI-LO
171	Palmetto Crossroads	Hilton Head	SC	1990	10/18/95	40,916	94%	302,344	Food Lion
172	Remount Village	North Charleston	SC	1996	11/13/96	60,238	97%	557,371	BI-LO
173	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,111,703	BI-LO, Kmart
174	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	663,435	Winn-Dixie
175	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	295,354	Food Lion
176	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	87%	562,028	Stringer's Restaurant, Winn-Dixie
177	Greeneville Commons	Greeneville	TN	1990	03/10/92	228,618	99%	1,459,547	Kmart, Proffitt's
178	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	84%	424,652	Food Lion	Wal-Mart
179	Kimball Crossing	Kimball	TN	1987	11/27/95	280,476	99%	1,701,930	Wal-Mart
180	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	98%	1,048,861	Food Lion, Goody's, Wal-Mart
181	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	354,432	Food Lion	The Crystal Company
182	Georgetown Square	Murfreesboro	TN	1986	09/29/93	104,117	93%	852,580	Kroger
183	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	97%	559,121	Winn-Dixie
184	Madison Street Station	Shelbyville	TN	1985	10/11/95	56,766	100%	366,905	BI-LO
185	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	100%	1,244,045	Wal-Mart
186	Merchant's Central	Winchester	TN	1997	12/09/97	208,123	99%	1,159,560	Wal-Mart
187	Palm Plaza	Aransas	TX	1979	03/01/02	52,104	74%	147,660	Family Dollar
188	Bardin Place Center	Arlington	TX	1993	10/06/97	303,899	97%	2,643,600	Kmart, Mars, Oshman's	Hobby Lobby
189	Windsor Village	Austin	TX	1959	03/01/02	115,796	75%	627,888	—
190	Baytown Shopping Center	Baytown	TX	1987	03/01/02	95,941	96%	920,955	—
191	Cedar Bellaire	Bellaire	TX	1950	03/01/02	50,967	100%	447,290	H.E.B. Pantry Foods
192	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	350,667	Davis Food City, Hancock Fabrics
193	Rice Bellaire	Bellaire	TX	1961	03/01/02	20,465	100%	450,256	Walgreens
194	Brenham Four Corners	Brenham	TX	1975	03/01/02	114,571	100%	749,921	Beall's, Eckerd, H.E.B. Pantry Foods
195	Bryan Square	Bryan	TX	1966	03/01/02	55,115	100%	178,616	Kroger
196	Townshire	Bryan	TX	1957	03/01/02	136,693	80%	595,171	Albertsons, Tops Printing
197	Plantation Plaza	Clute	TX	1973	03/01/02	98,429	100%	751,661	Kroger, Walgreens
198	Culpepper Plaza	College Station	TX	1976	03/01/02	206,398	91%	1,293,502	Appletree, Baskins
199	Rock Prairie Crossing	College Station	TX	2000	03/01/02	118,254	100%	1,103,422	Kroger
200	Carmel Village	Corpus Christi	TX	1963	03/01/02	86,678	93%	619,838	Beall's, Tuesday Morning
201	Five Points	Corpus Christi	TX	1985	03/01/02	276,593	97%	1,961,084	Beall's, Hobby Lobby, Melrose Fashion, Sutherland Lumber
202	Claremont Village	Dallas	TX	1976	03/01/02	66,980	100%	438,163	Minyard
203	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	437,868	Blockbuster, Carnival, Family Dollar, Pancho's
204	Stevens Park Village	Dallas	TX	1974	03/01/02	45,672	100%	412,003	O'Reilly's Auto Parts, Minyard
205	Webb Royal	Dallas	TX	1961	03/01/02	108,627	97%	693,432	Minyard, Nothing Over $1.00
206	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	92%	520,768	Malone's
207	Wynnewood Village	Dallas	TX	1961	03/01/02	462,269	97%	3,742,181	Colbert's, Eckerd, Fallas Paredes, Dollar Store, Factory 2-U, Kroger, Macfrugals, Mighty Dollar, Rhoton's Food for Less

208	Parktown	Deer Park	TX	1985	03/01/02	122,693	85%	655,074	Gerland's, Walgreens
209	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	90%	493,992	—
210	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,967	70%	241,728	Family Dollar, Fiesta
211	Meadowbrook	Ft. Worth	TX	1966	03/01/02	40,308	92%	384,544	Dollar General, Eckerd, O'Reilly "s Auto Parts
212	Westcliff	Ft. Worth	TX	1955	03/01/02	133,705	93%	644,004	Martin's Hardware, Minyard
213	North Hills Village	Haltom City	TX	1960	03/01/02	43,299	83%	172,812	Ace Hardware, Advantage Rental, Save-A-Lot
214	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,441	94%	1,063,335	Kroger
215	Antoine Square	Houston	TX	1974	03/01/02	54,512	96%	276,468	Kroger
216	Bay Forest	Houston	TX	1980	03/01/02	71,589	100%	665,766	Kroger
217	Beltway South	Houston	TX	1998	03/01/02	107,174	95%	766,888	Kroger
218	Braes Heights	Houston	TX	1953	03/01/02	100,264	96%	1,327,067	Eckerd
219	Braes Link	Houston	TX	1968	03/01/02	38,997	100%	580,928	Walgreens
220	Braes Oaks	Houston	TX	1966	03/01/02	46,720	100%	423,176	H.E.B. Pantry Foods
221	Braesgate	Houston	TX	1972	03/01/02	91,670	100%	612,391	—
222	Broadway	Houston	TX	1971	03/01/02	74,942	91%	291,123	—
223	Clear Lake Camino South	Houston	TX	1964	03/01/02	101,458	83%	726,034	Hancock Fabrics, H.E.B. Pantry Foods
224	Edgebrook Plaza	Houston	TX	1974	03/01/02	100,170	89%	520,013	Office Depot
225	Fondren	Houston	TX	1971	03/01/02	45,873	98%	503,285	Eckerd, Fiesta Home Furniture
226	Hearthstone Corners	Houston	TX	1977	03/01/02	209,547	100%	1,652,574	Big Lots, Kroger, Powerhouse Gym, Stein Mart
227	Huntington Village	Houston	TX	1980	03/01/02	111,467	93%	849,659	Family Dollar, Foodtown, Twice Blessed
228	Inwood Forest	Houston	TX	1985	03/01/02	77,553	100%	749,061	Randalls
229	Jester Village	Houston	TX	1961	03/01/02	64,442	98%	520,061	H.E.B. Pantry Foods, Walgreens
230	Jones Plaza	Houston	TX	1974	03/01/02	111,255	91%	991,550	24 Hour Fitness, Hancock Fabrics
231	Jones Square	Houston	TX	1977	03/01/02	169,003	99%	1,081,011	D&D Sporting Goods, Hobby Lobby, King Dollar, Macfrugals, Walgreens
232	Lazybrook	Houston	TX	1962	03/01/02	10,745	81%	81,840	—
233	Long Point Square	Houston	TX	1980	03/01/02	74,329	75%	398,620	Family Dollar, Family Thrift, Hometown Warehouse
234	Maplewood Mall	Houston	TX	1962	03/01/02	94,148	88%	484,691	Cox's Foodrama, Family Dollar
235	Merchants Park	Houston	TX	1955	03/01/02	241,742	100%	2,001,004	Fallas Paredes, Family Thrift, Golden Island, Kroger, Macfrugals, Merchants Bank
236	Mount Houston Square	Houston	TX	1974	03/01/02	173,819	60%	733,448	Fallas Paredes, Walgreens
237	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	87%	778,904	Furr's Cafeteria, Amco Furniture
238	Northgate	Houston	TX	1972	03/01/02	43,244	100%	346,305	Blockbuster, Firestone, OfficeMax
239	Northshore East	Houston	TX	1956	03/01/02	87,206	87%	1,060,380	Office Depot
240	Northshore West	Houston	TX	1956	03/01/02	144,982	94%	1,095,020	Conn Appliances, Factory 2-U, Petco, Sellers Brothers
241	Northtown Plaza	Houston	TX	1960	03/01/02	192,009	100%	1,648,087	China Border, Factory 2-U, Fallas Paredes, Jo-Ann Fabrics, Macfrugals
242	Northwood	Houston	TX	1972	03/01/02	138,914	91%	825,122	Eckerd, Food City
243	Orange Grove	Houston	TX	1970	03/01/02	177,612	45%	957,467	Office Max, Prince's Dollar Store
244	Pinemont	Houston	TX	1969	03/01/02	76,477	85%	812,188	Family Dollar
245	Sharpstown Office Building	Houston	TX	1968	03/01/02	97,558	92%	559,600	Burlington Coat Factory, Hollywood Video
246	Stella Link	Houston	TX	1956	03/01/02	99,727	89%	635,688	Conn's Clearance, Davis Food City
247	Tanglewilde	Houston	TX	1972	03/01/02	87,309	98%	787,263	Cavender's Boot City, Eckerd, Firestone, Party City, Salon In The Park
248	Tidwell Place	Houston	TX	1983	03/01/02	41,630	97%	349,980	Family Dollar, Walgreens

249	Westheimer Commons	Houston	TX	1984	03/01/02	249,789	95%	2,235,567	Coomers, Hancock Fabrics, Kroger, Marshalls, Michaels, Walgreens, Wherehouse
250	Irving West	Irving	TX	1987	09/14/93	70,056	98%	606,654	—
251	The Crossing at Fry Road	Katy	TX	1984	03/01/02	225,403	100%	1,802,378	Hobby Lobby, Kroger, Stein Mart
252	Washington Square	Kaufman	TX	1978	03/01/02	65,050	100%	268,818	Eckerd, Family Dollar
253	League City	League City	TX	1980	03/01/02	99,021	95%	491,349	Beals (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
254	Jefferson Park	Mount Pleasant	TX	1976	03/01/02	132,441	91%	713,155	Beals (Stage), Super 1
255	Crossroads Center	Pasadena	TX	1980	03/01/02	135,692	99%	1,298,390	Kroger, Sears Hardware
256	Parkview West	Pasadena	TX	1966	03/01/02	39,939	91%	313,103	—
257	Pasadena Park	Pasadena	TX	1971	03/01/02	163,767	50%	504,052	Macfrugals, Value Mart
258	Spencer Square	Pasadena	TX	1974	03/01/02	195,376	88%	2,075,202	Bushwacker's, Eckerd, Kroger, Petco
259	Pearland Plaza	Pearland	TX	1978	03/01/02	156,661	93%	1,044,254	Kroger, Palais Royal, Petco, Walgreens
260	Lamar Plaza	Rosenberg	TX	1975	03/01/02	154,855	37%	234,057	Dollar General
261	Klein Square	Spring	TX	1977	03/01/02	80,857	96%	618,856	Family Dollar, Foodtown
262	Keegan's Meadow	Stafford	TX	1983	03/01/02	125,298	93%	940,577	99 Cents Store, Randalls
263	Texas City Bay	Texas City	TX	1973	03/01/02	235,784	96%	1,228,879	China Border, Factory 2-U, Kmart, Kroger
264	Tomball Parkway Plaza	Tomball	TX	1984	03/01/02	133,629	97%	882,650	King Dollar, Palais Royal	Hobby Lobby, TSE Tractor Supply
265	Village Center	Victoria	TX	1970	03/01/02	118,827	87%	345,846	Beals (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment
266	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	93%	1,254,769	Ukrops Supermarket	Kohl's
267	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	95%	1,746,153	Kmart, Kroger
268	VA-KY Regional S.C.	Norton	VA	1989	12/30/92	193,238	100%	1,221,933	Goody's, Ingles, Wal-Mart
269	Cave Spring Corners	Roanoke	VA	1969	06/05/97	171,125	51%	515,914	Kroger
270	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	98%	928,326	Wal-Mart
271	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	98%	795,923	CVS, Kroger
272	Lake Drive Plaza	Vinton	VA	1976	02/12/98	148,060	100%	1,012,058	Big Lots, Kroger
273	Ridgeview Centre	Wise	VA	1990	07/02/92	176,690	100%	1,171,893	Food City, Kmart	Belk's
274	Moundsville Plaza	Moundsville	WV	1961	12/27/88	174,663	84%	934,665	Big Lots, Kroger
275	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	414,264	Office Depot
276	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	96%	523,430	Kmart

TOTAL						38,410,260	90%	$261,184,616

	Factory Outlet Centers
1	Factory Merchants Barstow	Barstow	CA	1989	11/01/93	330,310	77%	$4,247,964	Esprit, Gap, Polo, Timberland
2	St. Augustine Outlet Center	St. Augustine	FL	1990	03/01/92	329,362	93%	4,834,260	Calvin Klein, Gap, Mikasa, Reebok, Westpoint Stevens
3	Factory Merchants Branson	Branson	MO	1988	11/01/93	317,706	85%	3,435,714	Dress Barn, Lenox, Westpoint Stevens
4	Factory Outlet Village Osage Beach	Osage Beach	MO	1986	01/29/93	400,428	96%	6,333,539	Gap, Mikasa, Polo, Tommy Hilfiger
5	Jackson Outlet Village	Jackson	NJ	1997	04/30/97	292,563	100%	6,009,435	Brooks Brothers, Gap, Mikasa, Nike, Reebok

6	Factory Merchants Ft. Chiswell	Max Meadows	VA	1989	11/01/93	175,578	47%	551,095	Polo, Reebok

TOTAL						1,845,947	86%	$25,412,007

	Single Tenant Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	24 Hour Fitness	Phoenix	AZ	1994	05/06/94	44,374	100%	741,189
6	24 Hour Fitness	Scottsdale	AZ	1994	08/19/94	44,374	100%	749,773
7	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	0%	—
8	Gold's Gym	Brandon	FL	1982	08/10/93	36,750	100%	238,875
9	Albany I	Albany	GA	1981	08/10/93	72,900	100%	150,380
10	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
11	Kroger	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
12	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
13	Decatur I	Decatur	IL	1983	08/10/93	29,000	0%	—
14	Kroger	Ottawa	IL	1982	08/10/93	44,088	100%	278,866
15	Lucky stores	Peoria	IL	1983	08/10/93	30,000	100%	208,133	Leath Furniture
16	Kroger	Waterloo	IL	1982	08/10/93	31,170	100%	207,135	Schnuck Markets
17	Helping Hands	Fort Wayne	IN	1976	12/31/92	4,584	100%	49,694
18	Hobart I	Hobart	IN	1983	08/10/93	29,300	0%	—
19	Kindercare	Indianapolis	IN	1976	12/31/92	4,268	100%	38,000
20	Kindercare	Indianapolis	IN	1976	12/31/92	4,452	100%	24,555
21	Kindercare	Indianapolis	IN	1976	12/31/92	4,452	100%	38,000
22	Kindercare	Indianapolis	IN	1976	12/31/92	4,212	100%	38,000
23	Michigan City I	Michigan City	IN	1983	08/10/93	29,000	0%	—
24	Safeway	West Monroe	LA	1981	08/10/93	41,293	100%	228,671	Brookshire's
25	Kindercare	Kalamazoo	MI	1990	02/06/91	6,260	100%	77,999
26	High Ridge Daycare	High Ridge	MO	1980	12/31/92	4,654	100%	28,800
27	Northern Automotive	Grand Island	NE	1988	12/31/92	5,671	100%	79,140	Northeast Healthcare
28	Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%	56,658	Northeast Healthcare
29	Muskogee I	Muskogee	OK	1981	08/10/93	45,510	0%	—
30	Kroger	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
31	Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
32	Winn-Dixie	Chattanooga	TN	1995	03/31/97	43,848	100%	237,413
33	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
34	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755

TOTAL						920,091	77%	$4,959,899

	Enclosed Malls/Specialty Retail Properties
1	Pointe*Orlando	Orlando	FL	1997	11/30/99	457,119	80%	$9,808,640	Disney, FAO Schwarz, Foot Locker, Muvico, XS
2	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	58%	513,538	Ames, Shop "n Save
3	Valley Fair Mall	West Valley City	UT	1970	12/31/96	600,962	97%	3,486,893	JC Penney, Meier & Frank, Mervyn's

TOTAL						1,394,303	82%	$13,809,070

	Miscellaneous Properties
1	Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%	$293,808
2	Roxbury Township	Roxbury	NJ	—	12/31/97	LAND	—	—
3	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
4	Cavitt Office Building	Bryan	TX	1957	03/01/02	13,200	100%	—
5	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
6	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—

7	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—

TOTAL						34,760	100%	$293,808

TOTAL STABILIZED PORTFOLIO						42,605,361	90%	$305,659,401

	Redevelopment Properties
	Community and Neighborhood Shopping Centers
1	Stein Mart Center	Poway	CA	1981	01/11/01	112,708	61%	$435,882	Motorsports Warehouse, Stein Mart
2	Bristol Plaza	Santa Ana	CA	1972	06/20/97	111,403	98%	1,015,409	Pic "N" Save, Rite Aid
3	Arapahoe Crossings(2)	Aurora	CO	1996	10/10/01	425,326	100%	5,418,677	Borders, King Soopers, Kohl's, Mann Theatre, Marshalls, Old Navy, Ross
4	Marketplace	Superior	CO	1997	07/31/02	114,615	99%	1,441,034	Michaels, Office Max, PetsMart,T.J. Maxx	Costco, SuperTarget
5	Regency Park	Jacksonville	FL	1985	06/16/97	333,948	94%	2,529,429	Babies R Us, Marshalls, Rhodes Furniture
6	Rutland Plaza	St. Petersburg	FL	1964	11/01/96	149,562	100%	1,040,610	Big Lots, Winn-Dixie
7	Cordele Square	Cordele	GA	1968	07/11/90	128,927	95%	621,838	Belk's, Harvey Foods
8	Haymarket Square	Des Moines	IA	1979	05/12/95	266,525	92%	1,150,193	Dahl's Foods, Office Depot
9	J*Town Center	Jeffersontown	KY	1959	10/21/88	196,910	31%	443,491	Save-A-Lot
10	Laurel Square	Brick	NJ	1973	07/13/92	246,235	96%	1,728,531	Kmart, Pathmark
11	Bennetts Mills Plaza	Jackson	NJ	1988	09/01/94	115,238	98%	1,122,953	Countyline Hardware, Stop & Shop
12	Dover Park Plaza	Yardville	NJ	1966	01/28/00	56,222	100%	399,418	—
13	Paseo del Norte	Albuquerque	NM	2001	03/01/02	49,600	3%	—	—
14	Southwood Plaza	Bowling Green	OH	1961	05/16/90	81,959	86%	362,404	Hallmark, Odd Lots
15	Central Avenue Marketplace	Toledo	OH	1968	08/14/90	157,383	8%	12,000	—
16	Dillsburg Shopping Center	Dillsburg	PA	1994	10/16/96	68,848	100%	644,585	Giant Food Stores
17	Island Plaza	James Island	SC	1994	10/06/97	171,955	45%	591,299	Food Lion
18	Kenworthy Crossing	El Paso	TX	2000	03/01/02	70,969	87%	400,450	—
19	Village Plaza	Garland	TX	1964	03/01/02	84,241	100%	688,230	Truong Nguyen Grocer
20	Old Egypt	Magnolia	TX	2002	03/01/02	14,490	100%	—	—
21	Parkview East	Pasadena	TX	1968	03/01/02	38,169	88%	219,448	Hancock Fabrics

TOTAL						2,995,233	81%	$20,265,881

	Enclosed Malls/Specialty Retail Properties
1	Clearwater Mall(3)	Clearwater	FL	1973	12/02/97	—	—	—	—
2	The Mall at 163rd Street(4)	Miami	FL	1956	12/31/98	300,000	81%	$1,324,141	Marshalls	Home Depot

TOTAL						300,000	81%	$1,324,141

TOTAL REDEVELOPMENT PROPERTIES						3,295,233	81%	$21,590,022

TOTAL PORTFOLIO						45,900,594	89%	$327,249,423

(1)
Includes all leases in force at September 30, 2002, including those that are fully executed, but not yet open.

(2)
In final phase of development.

(3)
Property contributed to a joint venture in 4Q 2002. Due to the current demolition of the property, no square footage is presented.

(4)
Expected GLA when redevelopment is complete.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding	GLA	Percent Leased(1)	ABR	Anchor Tenants
Benbrooke Ventures
Rodney Village	Dover	DE	Benbrooke Partners	—	—	—	—	213,686	71%	$726,782	Family Furniture Clearance, Farm Fresh
Fruitland Plaza	Fruitland	MD	Benbrooke Partners	—	—	—	—	104,095	66%	522,202	Dollar General, Food Lion
Fredricksburg	Spotsylvania	VA	Benbrooke Partners	—	—	—	—	83,374	20%	109,200	—

Total				$8,516,000	50%	8.5% preferred return	$—	401,155	59%	$1,358,184
CA New Plan Venture Fund(2)
Stabilized Properties
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—	—	—	98,191	100%	$985,567	Blockbuster, Publix, Walgreens
Flamingo Falls	Pembroke Pines	FL	Major U.S. pension fund	—	—	—	—	108,565	99%	2,062,696	Eckerd, Fresh Market
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—	—	—	169,310	72%	1,013,152	Gold's Gym, Publix
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—	—	—	133,070	96%	912,816	Beall's, Publix, Starnet Cinemas
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—	—	—	105,742	96%	1,015,639	Piccadilly Cafeteria, Publix
Raymond Road	Jackson	MS	Major U.S. pension fund	—	—	—	—	62,345	83%	337,144	Kroger
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—	—	—	59,047	100%	533,917	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—	—	—	124,584	80%	941,724	Greenbacks, John Brooks
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—	—	—	119,742	94%	1,050,591	Kroger, Petco
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—	—	—	309,716	100%	1,824,240	HEB, Michael's, Office Depot, Target
In-Process Development Properties
Marketplace at Wycliffe—Phase 1	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	108,729	96%	—	Blockbuster, Walgreens, Winn-Dixie
Marketplace at Wycliffe—Phase 2	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	26,700	0%	—	—
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—	—	—	107,578	63%	—	Albertson's
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—	—	—	126,299	63%	—	Randalls

Total(3)				$5,664,000	10%	Increased participation after 12% IRR	$86,338,873	1,659,618	92%	$10,677,486

The Centre At Preston Ridge
Phase 1(4)	Frisco	TX	George Allen/Milton Schaffer	$33,163,000	50%	10% preferred return	$70,000,000	734,400	98%	$11,724,000	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, MJ Design, Old Navy, PetsMart, Ross, Staples, Stein Mart, Target (NAP), T.J. Maxx, Ulta 3
Phase 2(5)	Frisco	TX	George Allen/Milton Schaffer	4,907,000	50%	10% preferred return	—	—	—	—	—

Total				$38,070,000			$70,000,000	734,400	98%	$11,724,000

Vail Ranch II(6)(7)
Vail Ranch II	Temecula	CA	Land Grand Development	$1,268,000	50%	12% preferred return	$8,909,000	109,200	79%	$1,074,000	Powerhouse Gym, Stein Mart
Investments in/Advances to Unconsolidated Ventures				$53,518,000		Total New Plan Pro Rata Share(3)	$48,088,387	788,339	85%	$8,145,841

(1)
Includes all leases in force at September 30, 2002, including those that are fully executed, but not yet open.
(2)
AEW serves as the advisor for the joint venture partner. Equity investment includes temporary investments.
(3)
Percent leased excludes CA New Plan Venture Fund in-process development properties.
(4)
The joint venture also owns 30.1 acres of undeveloped land.
(5)
The joint venture is comprised of 13.9 acres of undeveloped land. Included in the Company's equity investment balance is approximately $3.5 million of outstanding notes receivable related to the project due to the Company from George Allen/Milton Schaffer in January 2007.
(6)
Project data is based on information provided by joint venture partner.
(7)
Phase 1 of the project is owned by the Company.

        NAP—Anchor tenant not owned

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure—Quarter Ended September 30, 2002

Joint Venture Projects—Disposition Activity

Property Name	Type(1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain/ (Loss)
1Q 2002
The Centre at Preston Ridge—Phase 2(2)	L	Frisco, TX	23.3 acre land sale	01/18/02	$13,000,985	$11,765,000	$1,235,985

(1)
L—Land

(2)
Proceeds used to reduce bank debt guaranteed by the Company on the property.

        The above does not purport to disclose all items required under GAAP.

        The Company's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002 should be read in conjunction with the above information.

Transaction Overview
Acquisition of 58 Shopping Centers

November 12, 2002

        Certain statements in this presentation that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, transactions or achievements of the Company to differ materially from historical results or from any results, transactions or achievements expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the ability of tenants to pay rent and the effect of bankruptcy laws; the competitive environment in which the Company operates; financing risks, including possible future downgrades in the Company's credit rating; property management risks; acquisition, dispositi on, development and joint venture risks, including risks that proposed acquisitions are not consummated, developments and redevelopments are not completed on time or on budget and strategies and actions that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 which discuss these and other factors that could adversely affect the Company's results.

Transaction Overview

  •
  New Plan has entered into a definitive agreement with Equity Investment Group, a private retail focused REIT, to purchase a portfolio of selected assets

  •
  New Plan to acquire 58 community and neighborhood shopping centers (including 3 redevelopment properties) located in 22 states, predominantly in the Central and Eastern regions of the United States

  •
  Purchase Price of approximately $437 million, comprised of the assumption of approximately $152 million of outstanding indebtedness, the issuance of approximately $25 million of DownREIT partnership units and approximately $260 million of cash:

  •
  Stabilized Assets: 55 properties at a 9.8% capitalization rate(1) on 2003 NOI ($54 PSF)

  •
  Redevelopment Assets: 3 properties at a 6.6% capitalization rate on 2003 NOI, 11.0% stabilized capitalization rate

  •
  Total Properties: 58 properties at a 9.5% capitalization rate on 2003 NOI

(1)
Capitalization rate includes a $0.20 per square foot reserve for replacements and management fees of 4 percent.

Pro Forma Portfolio Overview

(as of 9/30/02)	New Plan Standalone		Acquisition Portfolio		New Plan Pro Forma For Transaction
Shopping Center—Summary Statistics
Total GLA (Million SF)	41.4		7.9		49.3
Total Number of Shopping Centers	297		58		355
Community Shopping Centers (% of Shopping Centers)(1)	157	53%	33	57%	190	54%
Neighborhood Shopping Centers (% of Shopping Centers)(1)	140	47%	25	43%	165	46%
Total Occupancy(2)	90%		92%		91%
Average Center Size (SF)	139,412		136,657		138,962
No. of States	32		22		37
Grocery-Anchored (% of Shopping Center GLA)	171	60%	42	74%	213	62%
Grocer Sales Per Square Foot(3)	$467		$466		$467
Anchored by #1, #2 or #3 Grocer in Market
(% of Grocery—Anchored Shopping Centers)(4)	133	78%	36	86%	169	79%
Demographic Information:(5)
Average Population Density (2002):
3-mile	68,003		56,986		66,203
5-mile	155,681		126,532		150,919
Average Household Income (2002):
3-mile	$54,615		$52,300		$54,237
5-mile	55,118		53,986		54,933
Per Capita Income (2002):
3-mile	$21,077		$21,091		$21,079
5-mile	21,110		21,742		21,213

(1)
New Plan's classification based on ICSC definition (neighborhood shopping centers < 150,000 SF, community shopping centers > 100,000 SF, taking into account other criteria such as acreage, number and types of anchors and primary trade area).

(2)
Excludes redevelopment properties.

(3)
Grocer sales per square foot includes only properties reporting sales data for 2001 and excludes non-comparable stores. Selling area for grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

(4)
Source: 2002 Market Scope, local media and Company estimates.

(5)
Source: Applied Geographic Solutions.

Age Characteristics(1)

NEW PLAN STANDALONE

ACQUISITION PORTFOLIO

NEW PLAN PRO FORMA FOR TRANSACTION

(1)
Property is considered redeveloped/expanded if significant building improvements are made or GLA is expanded and the investment is expected to have a significant favorable impact on marketability.

Standalone and Pro Forma
ABR & GLA by State

New Plan Standalone—Top 10 States

State	Number of Properties	GLA	% of GLA	ABR	% of ABR
Texas	86	9,379,913	20.4%	$65,746,011	20.1%
Florida	24	4,279,978	9.3	37,592,217	11.5
California	16	2,581,340	5.6	25,317,532	7.7
New York	24	3,327,532	7.2	20,470,938	6.3
Georgia	30	2,885,889	6.3	16,659,301	5.1
Michigan	12	2,124,910	4.6	16,343,994	5.0
Ohio	17	2,808,149	6.1	15,461,071	4.7
Pennsylvania	13	1,933,743	4.2	13,418,837	4.1
New Jersey	8	1,157,968	2.5	13,053,290	4.0
Tennessee	15	1,872,493	4.1	12,041,567	3.7

Total	245	32,351,915	70.5%	$236,104,757	72.1%

Acquisition Portfolio—Top 10 States

State	Number of Properties	GLA	% of GLA	ABR	% of ABR
Ohio	7	990,592	12.5%	$5,816,844	11.9%
Florida	8	889,825	11.2	5,550,216	11.4
Georgia	4	785,103	9.9	4,610,736	9.5
Indiana	5	682,250	8.6	4,028,772	8.3
Virginia	4	366,868	4.6	3,028,920	6.2
Illinois	5	444,446	5.6	2,788,740	5.7
North Carolina	2	379,372	4.8	2,647,236	5.4
Wisconsin	3	466,306	5.9	2,636,616	5.4
Kentucky	2	333,652	4.2	2,162,376	4.4
Massachusetts	2	348,917	4.4	2,038,452	4.2

Total	42	5,687,331	71.8%	$35,308,908	72.5%

New Plan Pro Forma for Transaction—Top 10 States

State	Number of Properties	GLA	% of GLA	ABR	% of ABR
Texas	87	9,532,057	17.7%	$66,577,623	17.7%
Florida	32	5,169,803	9.6	43,142,433	11.5
California	16	2,581,340	4.8	25,317,532	6.7
New York	25	3,531,579	6.6	22,058,166	5.9
Ohio	24	3,798,741	7.1	21,277,915	5.7
Georgia	34	3,670,992	6.8	21,270,037	5.7
Michigan	13	2,396,416	4.5	18,008,658	4.8
Pennsylvania	14	2,079,099	3.9	14,759,177	3.9
New Jersey	8	1,157,968	2.2	13,053,290	3.5
Tennessee	16	1,926,084	3.6	12,451,547	3.3

Total	269	35,844,079	66.6%	$257,916,377	68.6%

Note: Based on New Plan's total portfolio. Data as of September 30, 2002.

Pro Forma Market Dynamics

  •
  Pre-transaction, New Plan shopping centers are present in 75 MSAs/CMSAs

  •
  Pro forma for the Transaction, the Company will:

  •
  Increase its market presence to 93 MSAs/CMSAs (a 24% increase)

  •
  Retain a significant concentration in existing core markets

  —
  54% of GLA to be acquired is in New Plan's existing MSAs/CMSAs

  —
  26% of GLA to be acquired is in new MSAs/CMSAs, but in markets which can be served by New Plan's current management infrastructure

  —
  20% of GLA to be acquired is in new, desirable MSAs/CMSAs (Northeast and Midwest)

  •
  38.7% of New Plan's total GLA remains in Texas, Florida, California and New York, the most productive states in the United States(1)

(1)
Source: 2000 Gross State Product data, U.S. Department of Commerce Bureau of Economic Analysis

Pro Forma Regional Distribution

Standalone and Pro Forma
Tenant Profile

New Plan Standalone

Tenant	Number of Leases	GLA	% of GLA	ABR	% of ABR	Credit Rating(1)
The Kroger Co.(2)	42	2,131,024	4.6%	$14,398,046	4.4%	BBB- / Baa3
Kmart Corporation(3)	35	3,262,674	7.1	13,542,761	4.1	WR
Wal-Mart Stores	26	2,857,523	6.2	12,063,607	3.7	AA / Aa2
Winn-Dixie Stores(4)	19	859,033	1.9	5,250,077	1.6	BB+ / Ba2
Ahold USA(5)	14	665,356	1.4	4,881,811	1.5	BBB+ / Baa1
The TJX Companies(6)	21	660,290	1.4	4,495,444	1.4	A / A3
J.C. Penney Company(7)	37	683,567	1.5	4,332,564	1.3	BBB- / Ba3
Publix Super Markets	12	578,954	1.3	3,580,537	1.1	NR
Safeway(8)	9	423,011	0.9	3,069,978	0.9	BBB / Baa2
Walgreen Co.	19	260,042	0.6	3,002,553	0.9	A+ / Aa3

Totals	234	12,381,474	27.0%	$68,617,378	21.0%

Acquisition Portfolio

Tenant	Number of Leases	GLA	% of GLA	ABR	% of ABR	Credit Rating(1)
Ahold USA(5)	6	316,230	4.0%	$2,434,440	5.0%	BBB+ / Baa1
Delhaize America(9)	6	241,279	3.0	1,530,252	3.1	BBB- / Baa3
Wal-Mart Stores	3	325,253	4.1	1,301,964	2.7	AA / Aa2
The Kroger Co.(2)	5	247,018	3.1	1,189,968	2.4	BBB- / Baa3
Circuit City	4	139,453	1.8	1,114,584	2.3	NR
The TJX Companies(6)	4	163,843	2.1	989,184	2.0	A / A3
Winn-Dixie Stores(4)	2	98,228	1.2	745,212	1.5	BB+ / Ba2
Big Lots Stores, Inc.	8	218,262	2.8	730,968	1.5	BBB- / NR
Family Dollar	15	124,870	1.6	661,704	1.4	NR
Pathmark	1	58,690	0.7	651,600	1.3	BB- / Ba3

Totals	54	1,933,126	24.4%	$11,349,876	23.3%

New Plan Pro Forma For Transaction

Tenant	Number of Leases	GLA	% of GLA	ABR	% of ABR	Credit Rating(1)
The Kroger Co.(2)	47	2,378,042	4.4%	$15,588,014	4.1%	BBB- / Baa3
Kmart Corporation(3)	36	3,345,453	6.2	13,679,945	3.6	WR
Wal-Mart Stores	29	3,182,776	5.9	13,365,571	3.6	AA / Aa2
Ahold USA(5)	20	981,586	1.8	7,316,251	1.9	BBB+ / Baa1
Winn-Dixie Stores(4)	21	957,261	1.8	5,995,289	1.6	BB+ / Ba2
The TJX Companies(6)	25	824,133	1.5	5,484,628	1.5	A / A3
J.C. Penney Company(7)	43	769,359	1.4	4,757,316	1.3	BBB- / Ba3
Delhaize America(9)	21	692,183	1.3	4,400,255	1.2	BBB- / Baa3
Publix Super Markets	14	669,453	1.2	4,026,757	1.1	NR
Big Lots Stores, Inc.	35	973,556	1.8	3,534,605	0.9	BBB- / NR

Totals	291	14,773,802	27.4%	$78,148,631	20.8%

Note: Based on New Plan's total portfolio. Data as of September 30, 2002.

(1)
Credit Ratings from S&P and Moody's as of November 1, 2002.

(2)
Includes King Soopers, Kroger, Ralphs and Smith's.

(3)
Kmart filed for bankruptcy protection on January 22, 2002.

(4)
Includes Save Rite Grocery Warehouse and Winn-Dixie.

(5)
Includes BI-LO, Food Max, Giant, Martin's, Stop & Shop and Tops Market.

(6)
Includes Marshalls and T.J. Maxx.

(7)
Includes Eckerd and JCPenney.

(8)
Includes Dominick's, Randalls and Vons.

(9)
Includes Food Lion, Hannaford Bros and Kash n' Karry.

Conclusions

New Plan's Objective		Rationale for Transaction		Result
Focus on community and neighborhood shopping center business	—	Garner economies of scale and scope by expanding in area of expertise	—	Adds 7.9 million square feet of shopping centers to the portfolio
Improve portfolio characteristics through diversified geography and tenant base	—	Diverse, yet complementary portfolio characteristics	—	Complementary demographic statistics match levels achieved through the CenterAmerica portfolio acquisition
			—	No tenant accounts for more than 4.1% of ABR
			—	Reduced Kmart exposure
			—	Increased geographic diversity from 32 to 37 states
			—	Reduced Texas exposure
			—	Easily absorbed into existing infrastructure
Migrate toward optimal long-term capital structure	—	Improve credit profile	—	Temporary increase in leverage
			—	Asset sales and/or equity issuance will return credit statistics to target range
Increased shareholder value	—	Continuation of business plan	—	Accretive transaction
	—	Long term, stable investment vehicle	—	Furthers diversification

QuickLinks

  Item 9. Regulation FD Disclosure
SIGNATURE
SUPPLEMENTAL DISCLOSURE Quarter Ended September 30, 2002
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Table of Contents
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter-Ended September 30, 2002 Company Overview/Third Quarter Review
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Balance Sheets (Unaudited, in thousands)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Income Statements (Unaudited, in thousands, except per share amounts)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Funds from Operations/Funds Available for Distribution/Earnings Before Gains and Losses on Real Estate/Capital Expenditures (In thousands, except per share amounts)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Funds from Operations/Funds Available for Distribution/Earnings Before Gains and Losses on Real Estate/Capital Expenditures (In thousands, except per share amounts)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Selected Financial Ratios/Data (In thousands, except per share amounts)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Summary of Outstanding Debt (In thousands)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Summary of Outstanding Debt (In thousands)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Debt Maturity Schedule (In thousands)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Property Type Summary
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Properties by State/Region
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Same Property NOI Analysis (In thousands, except property statistics)
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Top Ten Tenants
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 New Lease Summary
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Lease Expiration Schedule
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Property Portfolio
New Plan Excel Realty Trust, Inc. Supplemental Disclosure—Quarter Ended September 30, 2002 Joint Venture Projects—Disposition Activity
Transaction Overview Acquisition of 58 Shopping Centers November 12, 2002